UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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MOLSON COORS BREWING COMPANY

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Notice of 2017 Annual Meeting
of Stockholders and Proxy Statement

Wednesday, May 17, 2017

11:00 a.m., Eastern Daylight Time

Montreal Brewery, 1670 Notre Dame Street, East, Montreal, Quebec, Canada H2L 2R4

		1801 California Street Suite 4600 Denver, CO 80202, USA	1555 Notre Dame Street East Montreal, Quebec, Canada H2L 2R5
Geoffrey E. Molson Chairman of our Board	Peter H. Coors Vice Chairman of our Board

Dear Fellow Molson Coors Brewing Company Stockholders,

You are invited to attend our 2017 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 17, 2017, at 11:00 a.m., Eastern Daylight Time, at the Montreal Brewery, 1670 Notre Dame Street, East, Montreal, Quebec, Canada H2L 2R4. Molson Coors Brewing Company (Molson Coors, the Company, we, us or our) alternates its annual meetings between its two principal executive offices in Montreal, Quebec, and Denver, Colorado. This year, we are pleased to return to Montreal, the home of the original Molson brewery.

At the Annual Meeting, we will ask our stockholders to:

elect our Board of Directors (our Board);

approve, on an advisory basis, the compensation of our named executive officers (NEOs);

indicate, on an advisory basis, the preferred frequency of advisory stockholder votes on the compensation of our NEOs; and

ratify the appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

We will also review our progress during the past year and discuss any new business matters properly brought before the meeting. The attached 2017 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

Company Performance(1)

The biggest news for 2016 was completing our game-changing acquisition of the remaining 58% of MillerCoors LLC (MillerCoors) and the Miller global brand portfolio for $12 billion (the Acquisition), representing the largest transaction in our history, which made us the third-largest global brewer by market capitalization. We also retained the rights to all of the brands that were in the MillerCoors portfolio in the U.S. and Puerto Rico, including Redd’s and import brands, such as Peroni, Grolsch and Pilsner Urquell. The transaction was completed at an 8.4-times effective purchase multiple based on MillerCoors’ 2016 EBITDA, including the present value of cash tax benefits expected to be generated by the Acquisition. Additionally, we will be driving substantial cost synergies in the next three years, and we continue to expect this transaction to be significantly accretive to underlying earnings in the first full year of operations.

Scale matters in our industry. With the completion of the transaction, we have step-changed our scale, from the vantages of sales and profit. Taking advantage of that scale, we are driving change to align and enhance our organization. We believe the building blocks are in place for us to drive top-line growth, profit, cash generation, debt

(1)	Unless otherwise indicated, all $ amounts are in U.S. Dollars, and all quarterly comparative results are for our fourth quarter and full year ended December 31, 2016, compared to the fourth quarter and full year ended December 31, 2015. Additionally, all per-hectoliter calculations include contract brewing and non-owned factored beverage volume in the denominator, as well as the financial impact of these sales in the numerator, unless otherwise indicated. Some numbers may not sum due to rounding.

pay-down, and total shareholder returns in the years ahead. Led by our First Choice for Consumers and Customers agenda, these building blocks are grouped into four areas:

1.	First, our organization and brands are all under one roof for the first time. We have also reset our performance incentives around growth in sales--specifically, volume and revenue per hectoliter--profit, cash, and profit after capital charge, or PACC, to help ensure top-to-bottom alignment with our key priorities - and those of our investors, including driving total shareholder return and performance toward our committed deleverage targets.

2.	Second, our consumer excellence approach. Our global brand portfolio of Coors, Miller and Staropramen, supported by our national champion, craft and specialty brands, now gives a platform for accelerating performance outside of our core developed markets over time. Within our largest markets, we now have more opportunities to lift and shift our highest-potential brands, creative platforms, commercial ideas, and innovations to drive growth and value. We remain absolutely focused on driving improvements in our core brand performance in the U.S. and Canada in particular. Outside of North America, Coors Light continued to grow volume at double-digit rates in 2016, and our largest brand was almost flat globally. Our Europe business increased retail volume and market share in the past year, and our International business drove strong volume growth in high-potential markets in Latin America and Asia Pacific.

3.	Third, our customer excellence approach. We are investing heavily in sales capability and execution improvement, including a suite of leading-edge sales technology and tools. Supported by our new global commercial team and First Choice Learning Center, we have rolled this approach across all of our markets and are excited about the promise of this effort to drive incremental revenue, margin and profit. The key metric we use to evaluate our customer engagement is our Net Promoter Score, or NPS, and we are already making great strides in improving our NPS performance across all of our markets. In fact, for the first time in its history, MillerCoors finished first in the most recent Tamarron Supplier Survey, which polls hundreds of U.S. distributors in rating the performance of beer, wine and spirits suppliers. We are building stronger partnerships by providing beer expertise, customer-centric solutions and industry-leading service and results. Progress is also reflected in the other customer awards that our teams have recently won, including the number-one supplier ranking in the U.K.’s Advantage chain retail survey; Supplier of the Year across all categories by Tesco, the biggest retailer in the UK; and the supplier of the year award from Boston Pizza, the largest on-premise chain in Canada. As one organization, we are lifting and shifting the best disciplines and customer solutions across markets, including bringing our U.S. Building with Beer tool to Canada and other markets this year.

4.	Last, but certainly not least, our focus on talent development, diversity and inclusion is laser-focused on enabling our First Choice agenda and leadership capability across the enterprise. In 2016, we made strides to improve talent development by aligning our Commercial Excellence framework across all geographies, holding “Supply Chain 2.0” design workshops to integrate our expanded operational footprint, and implementing our First Choice Learning Center, which focuses on unlocking potential in the areas of leadership, commercial excellence and world-class supply chain. In addition, both our Board and enterprise leadership team became increasingly diverse last year with respect to background, skills, and gender--most notably with the addition of Betty DeVita to our Board and the appointment of Tracey Joubert as our Chief Financial Officer and Michelle Nettles as our Chief People and Diversity Officer.

In performance headlines for 2016:

We continued to achieve positive net pricing and to premiumize our portfolio toward higher-margin, higher-growth above premium brands.

We exceeded our target by achieving more than $165 million of cost savings.

On a full-year basis, U.S. GAAP pro forma net income (from continuing operations attributable to Molson Coors) decreased 48.9% to $277.5 million, driven by an impairment charge recorded for the Molson brands in Canada, higher U.S. GAAP tax expense, and an indirect tax provision recorded in Europe.(2)

(2)	We have presented pro forma information to enhance comparability of financial information between periods. The pro forma financial information is based on our historical consolidated financial statements and those of MillerCoors, both prepared in accordance with U.S. GAAP, and gives effect to the Acquisition and the completed financing as if they were completed on January 1, 2015. Pro forma adjustments are based on items that are factually supportable, are directly attributable to the Acquisition or the related completed financing, and are expected to have a continuing impact on our results of operations and/or financial position. Any nonrecurring items directly attributable to the Acquisition or the related completed financing are excluded in the pro forma statements of operations. Pro forma information does not include adjustments for costs related to integration activities following the completion of the Acquisition, cost savings or synergies that have been or may be achieved by the combined businesses. The pro forma information is presented for illustrative purposes only and does not necessarily reflect our results of operations that actually would have resulted had the Acquisition occurred at the date indicated, or project the results of our operations for any future dates or periods. Please see Note 4 beginning on page 100 of our 2016 Form 10-K for additional information regarding our pro forma results.

U.S. GAAP actual net cash provided by operating activities for the year was $1,126.9 million, which represents an increase of $411.0 million from prior year, driven by incremental operating cash flow from MillerCoors post-transaction and lower pension contributions, slightly offset by higher cash paid for income taxes and interest.

This strong cash generation allowed us to achieve a quick start on our deleveraging goals by paying down $200 million of term debt prior to the end of 2016.

Good corporate citizenship is another key priority at our Company. As brewers, we have a unique responsibility because we make a product that should be enjoyed by legal-drinking-age adults. We have a long tradition of actively engaging in our communities and continuously improving our operational performance. We also foster an environment where people are proud to work. Our Board is committed to seeing that we continue to live up to these responsibilities (Our Beer Print). Our Beer Print recognizes and promotes our positive impact on our communities, people and the environment. From 2008-2016, we reduced costs related to waste fees and taxes, lowered energy and water usage, and increased sales of materials that would otherwise have been discarded. This not only contributed substantially to cost savings, but it is also the kind of effort that resulted in us being recognized by the Dow Jones Sustainability Index for the past six years, including two years as the Global Beverage Sector Leader (among much larger brewers and other beverage companies). As one specific milestone, all of our major breweries in the U.S. are now landfill-free.

In 2017, as one company with an expanded portfolio of iconic brands and a highly focused leadership team, we believe we have the building blocks in place to leverage our increased scale, resources and combined commercial experience to accelerate our First Choice agenda and deliver long-term shareholder value.

The Annual Meeting

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly cast your vote by telephone, via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend.

Thank you for your support of our Company.

Sincerely,

Geoffrey E. Molson Chairman of our Board	Peter H. Coors Vice Chairman of our Board

April 5, 2017

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Key Terms

Acquisition	Our acquisition, on October 11, 2016, of the remaining 58% economic interest and 50% voting interest in MillerCoors as well as all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico.
Annual Meeting	our 2017 Annual Meeting of Stockholders
Annual Report or Form 10-K	our Annual Report on Form 10-K for the fiscal year ended December 31, 2016
Audit Chairman	chairman of our Audit Committee
BEP	benefit equalization plan
Board	our board of directors
Board Guidelines	Board of Directors Charter and Corporate Governance Guidelines
Broadridge	Broadridge Financial Services Inc.
Broker	Your bank, broker or other nominee, to the extent you hold shares as a beneficial stockholder
Bylaws	our Third Amended and Restated Bylaws
CAD	Canadian Dollar
Canadian Retirement Plan	Molson Canada Pension Plan for Salaried Employees
CD&A	Compensation Discussion and Analysis
CEO	our Chief Executive Officer
CFO	our Chief Financial Officer
Chairman	Chairman of our Board
CCRO	Chief Customer Relations Officer
CIC Program	our change in control program
Class A common stock	our Class A common stock, par value $0.01 per share
Class A exchangeable shares	Class A exchangeable shares of Exchangeco
Class B common stock	our Class B common stock, par value $0.01 per share
Class B exchangeable shares	Class B exchangeable stock of Exchangeco
COBRA	Consolidated Omnibus Budget Reconciliation Act
Class A Holders	The holders of the Class A common stock and the Class A exchangeable shares (through our Special Class A Voting Stock)
Class B Holders	The holders of the Class B common stock and the Class B exchangeable shares (through our Special Class B Voting Stock)
Code	Internal Revenue Code of 1986, as amended
Code of Business Conduct	our Code of Business Conduct
Compensation Committee	our compensation and human resources committee
Compensation Consultant or Pay Governance	Pay Governance LLC
Considered EPS	Underlying Considered Earnings Per Share
Coors Trust	Adolph Coors Company, LLC, the trust holding company of the Adolph Coors Jr. Trust
CST	CST Trust Company
Computershare	Computershare Trust Company, N.A.
DC SERP	Defined Contribution Supplemental Executive Retirement Plan
DGCL	Delaware General Corporation Law, as amended
Directors’ Stock Plan	our director stock plan
Dodd-Frank	Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended
DSUs	deferred stock units
EBIT	Underlying earnings before interest and taxes
EBITDA	Underlying Earnings Before Interest, Taxes, Depreciation and Amortization
EFRBS	Employer Financed Retirement Benefit Scheme
ERM Program	Enterprise Risk Management Program
Exchange Act	The Securities Exchange Act of 1934, as amended
Exchangeco	Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary
FASB	Financial Accounting Standards Board
FASB Topic 718	FASB Accounting Standards Codification 718, Compensation-Stock Compensation
FCF	free cash flow
GAAP	Generally Accepted Accounting Principles in United States of America
GBP	British Pound or Great Britain Pound

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Global Mobile Workers Policy	collectively, our Molson Coors Relocation, our Senior Mobile Workers and our International Policies
HMRC	Her Majesty’s Revenue & Customs
HLs	Hectoliters
IDCP	Individual Deferred Compensation Plan
Incentive Plan	our Incentive Compensation Plan
IRS	Internal Revenue Service
Insider Trading Policy	our insider trading policy
LTI	long-term incentive
LTIP	our long-term incentive program
MCI	Coors Brewing Company d/b/a Molson Coors International
MCIP	Molson Coors Incentive Plan, a sub-plan under the Incentive Plan
MillerCoors	MillerCoors LLC
MillerCoors Plan	MillerCoors LLC Salaried Non-Union Employees’ Retirement and Savings Plan
our Company, we, us or our	Molson Coors Brewing Company and its consolidated subsidiaries
NEO(s)	our named executive officer(s)
NSR	net sales revenue
NYSE	New York Stock Exchange
PACC	profit after capital charge
PCAOB	Public Company Accounting Oversight Board
Pentland	Pentland Securities (1981) Inc.
Principal Executive Office(s)	our offices located at 1801 California Street, Suite 4600, Denver, Colorado, USA 80202 or our offices located at 1555 Notre Dame Street East, Montreal, Quebec, Canada H2L 2R5
PSUs or Performance Equity	performance stock units
PwC	PricewaterhouseCoopers LLP
Record Date	March 24, 2017, the record date for the Annual Meeting
Relative TSR	our TSR percentile relative to the S&P 500
Restated Certificate of Incorporation	our Restated Certificate of Incorporation, as amended
RSUs	restricted stock units
SABMiller	SABMiller plc
SARs	stock appreciation rights
SEC	Securities and Exchange Commission
SERP	our Supplemental Executive Retirement Plan
Severance Pay Plan	our severance pay plans
SOSARs	stock only stock appreciation rights
Special Class A voting stock	our Special Class A voting stock, par value $0.01 per share
Special Class B voting stock	our Special Class B voting stock, par value $0.01 per share
STI	short-term incentive
Supplemental Thrift Plan	Molson Coors Supplemental Savings and Investment Plan
S&P 500	S&P 500 Index
TDC	total direct compensation, consisting of annual base salary, target short-term incentive awards and target long term incentive awards.
Thrift Plan	Molson Coors Brewing Company Savings and Investment Plan
Thrift Plans	collectively, our Thrift Plan and our Supplemental Thrift Plan
TSR	total shareholder return, calculated as the change in share price at the end of each respective fiscal year, adjusted for dividend payments during the year, divided by the starting share price at the beginning of the year
TSX	Toronto Stock Exchange

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2017 Notice of Annual Meeting of Stockholders

Wednesday, May 17, 2017

11:00 a.m., Eastern Daylight Time

Montreal Brewery, 1670 Notre Dame Street, East, Montreal, Quebec, Canada H2L 2R4

The Annual Meeting of Molson Coors will be held for the following purposes:

Proposal No. 1	To elect the 14 director nominees identified in the accompanying Proxy Statement.

Proposal No. 2	To approve, on an advisory basis, the compensation of our named executive officers.

Proposal No. 3	To indicate, on an advisory basis, the preferred frequency of the advisory vote on the compensation of our named executive officers.

Proposal No. 4	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

Record Date

Stockholders of record at the close of business on March 24, 2017, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

Notice of Internet Availability of Proxy Materials

On or about April 5, 2017, we will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting containing instructions on how to access our proxy materials and vote online. Our Proxy Statement and related exhibits accompanying this notice of Annual Meeting and our Annual Report can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

Proxy Voting

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend. For more information about how to vote your shares, please see the discussion under the heading “Questions and Answers” of our Proxy Statement.

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board, Molson Coors Brewing Company

Dated: April 5, 2017

E. Lee Reichert

Deputy Chief Legal Officer and Secretary

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Proxy Statement

Our Board is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the Annual Meeting, which will be held at 11:00 a.m., Eastern Daylight Time, on Wednesday, May 17, 2017, at the Montreal Brewery, 1670 Notre Dame Street, East, Montreal, Quebec, Canada H2L 2R4. The proxies may also be voted at any adjournments or postponements of that Annual Meeting.

We have dual Principal Executive Offices located at 1801 California Street, Suite 4600, Denver, Colorado, USA 80202 and 1555 Notre Dame Street East, Montreal, Quebec, Canada H2L 2R5.

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote online, on or about April 5, 2017.

ADVANCED VOTING METHODS

Even if you plan to attend the Annual Meeting in person, please vote right away using one of the following voting methods (see Question 6 of our section entitled “Questions and Answers” of this Proxy Statement for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET	BY TELEPHONE	BY MAIL
Visit the website listed on your proxy/voting instruction card	Call the telephone number listed on your proxy/voting instruction card	Sign, date and return your proxy/voting instruction card in the enclosed envelope

All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 17, 2017

The Notice of Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Management Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	23
Advisory Approval of Executive Compensation (Proposal No. 2)	FOR	46
Advisory Indication of the Preferred Frequency of the Stockholders’ Advisory Approval of Executive Compensation (Proposal No. 3)	EVERY YEAR	78
Ratification of appointment of PriceWaterhouseCoopers LLP as our independent registered public accounting firm for the Fiscal Year Ending December 31, 2017 (Proposal No. 4)	FOR	79

Corporate Governance Highlights - Page 31

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

Long standing commitment to corporate responsibility and sustainability (Our Beer Print);

Separation of CEO and Chairman positions;

Annual advisory say-on-pay vote for all stockholders;

Executive sessions of independent directors generally held at each regularly scheduled Board and committee meeting;

Annual election of all directors;

Independent Audit, Compensation and Finance Committees;

Active stockholder engagement;

Significant director and executive officer stock holding requirements;

Annual Board and committee self-evaluations;

Anti-hedging, prohibition on short sales and anti-pledging policies;

Clawback policy; and

Majority independent Board.

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Director Nominee Highlights — Page 24

2017 NOMINEES FOR CLASS A DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Peter H. Coors	70	2005	Chief Customer Relations Officer, Molson Coors	Nominating	NO
Peter J. Coors	40	2015	Senior Manager of International Craft Brewing Development, Supply Chain, Molson Coors	Nominating	NO
Betty K. DeVita	56	2016	Chief Commercial Officer, Commerce Platform, Digital Payments & Labs at MasterCard Worldwide	Audit	YES
Mary Lynn Ferguson-McHugh	57	2015	Group President, Global Family Care and P&G Ventures, Procter & Gamble Co.	Compensation	YES
Franklin W. Hobbs	69	2005	Advisor, One Equity Partners	Audit; Finance	YES
Mark R. Hunter	54	2015	President and Chief Executive Officer, Molson Coors	None	NO
Andrew T. Molson	49	2005	Partner and Chairman, RES PUBLICA Consulting Group	Nominating	NO
Geoffrey E. Molson	46	2009	Owner, President and Chief Executive Officer, CH Group Limited Partnership	Nominating	NO
Iain J.G. Napier	67	2008	Director of William Grant and Sons Holdings Limited	Compensation; Finance	YES
Douglas D. Tough	67	2012	Director of Molson Coors	Compensation	YES
Louis Vachon	54	2012	President and Chief Executive Officer, National Bank of Canada	Finance	YES

2017 NOMINEES FOR CLASS B DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	56	2012	Chief Executive Officer of KFC, a division of Yum! Brands, Inc.	Audit	YES
Charles M. Herington	57	2005	Vice Chairman and President of Global Operations, Zumba Fitness, LLC	Audit	YES
H. Sanford Riley	66	2005	President and Chief Executive Officer, Richardson Financial Group Limited	Compensation; Nominating	YES
(1)	Age as of the Record Date.

2016 Compensation Highlights - Page 47

Our strategic objective is to delight the world’s beer drinkers, achieved by being the first choice for consumers and customers in the geographies and segments in which we operate. Our strategy drives our compensation philosophy and the choices we make as a business. Our majority-independent Board and entirely independent Compensation Committee work together to advance this strategy. Throughout 2016 our executive team made changes to align and enhance our organization, and with the completion of the Acquisition, we believe the building blocks are in place for our company to drive top-line growth, profit, cash generation, debt pay-down, and TSR in the years ahead.

We are pleased with the overall progress we made in 2016. In addition to completing the Acquisition and moving quickly to integrate our business, we exceeded targets for cash generation and cost savings and expanded pro forma gross margins and underlying pretax income margins globally. Below are some additional performance highlights against specific variable at-risk incentive metrics in our executive compensation program:

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Performance Measure(1)	2016 Results vs. Performance Measure Target(2)	2016 Highlights
Pretax Income(3)		We grew pro forma underlying Pretax income 5.0% in constant currency vs. 2015; and We exceeded our target with over $165M in cost savings
NSR(3)

   Pro forma net sales revenue decreased 0.6% in constant currency;

   Pro forma net sales revenue per Hectoliter increased 1.4% in constant currency; and

   Pro forma worldwide beer volume decreased 0.8% vs. 2015.

FCF		Underlying free cash flow was $863.7M, an increase of 19.3% from 2015; We improved our working capital position vs. 2015; and We had lower underlying cash tax payments vs. 2015.
PACC

   PACC continues to be the key driver for our cash and capital allocation strategy;

   We significantly over-delivered against our three-year cumulative adjusted PACC target, which helped us achieve a 200% maximum payout for the first award tranche of PSUs (2014-2016) with PACC modified by Relative TSR as the performance metrics; and

   PSU unvested awards for 2015 - 2017 and 2016 - 2018 are also based on PACC modified by relative TSR.

TSR

   Our 2016 TSR was 5.4%, ahead of all major brewers but behind the S&P 500; and

   Our 2014 - 2016 PSU award vested with performance based on PACC and Relative TSR. Relative TSR over the three-year performance period was in the 94th percentile relative to the S&P 500, helping the award achieve a 200% maximum payout.

(1)	Performance Measures, with the exception of TSR, are adjusted and non-GAAP as defined on pages 56 and 58.
(2)	See further information about our annual incentive program and actual performance beginning on page 56 and for LTIP beginning on page 59.
(3)	We have presented pro forma discussion to enhance comparability of financial information between periods, however, pro forma results were not used to calculate performance measures. The pro forma financial information is based on the historical consolidated financial statements of Molson Coors and MillerCoors, both prepared in accordance with U.S. GAAP, and gives effect to the Acquisition and the completed financing as if they were completed on January 1, 2015. Pro forma adjustments are based on items that are factually supportable, are directly attributable to the Acquisition or the related completed financing, and are expected to have a continuing impact on Molson Coors’ results of operations and/or financial position. Any nonrecurring items directly attributable to the Acquisition or the related completed financing are excluded in the pro forma statements of operations. Pro forma information does not include adjustments for costs related to integration activities following the completion of the Acquisition, cost savings or synergies that have been or may be achieved by the combined businesses. The pro forma information is presented for illustrative purposes only and does not necessarily reflect the results of operations of Molson Coors that actually would have resulted had the Acquisition occurred at the date indicated, or project the results of the operations of Molson Coors for any future dates or periods. Please see Note 4 beginning on page 100 of our Form 10-K for additional information regarding our pro forma results.

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Questions and Answers

Proxy Materials and Voting Information

1.	WHAT ARE THE COMPANY’S OUTSTANDING VOTING SECURITIES?

The outstanding classes of our voting securities include our Class A common stock and our Class B common stock. In addition, we have outstanding one share of our Special Class A voting stock and one share of Special Class B voting stock, through which the holders of the Class A exchangeable shares issued by Exchangeco and the holders of the Class B exchangeable shares issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to the “Common Stock and Exchangeable Shares”, Questions and Answers section of this Proxy Statement.

2.	WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING AND WHAT DOES IT MEAN?

The Record Date for the Annual Meeting is March 24, 2017. Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

receive notice of the Annual Meeting; and

vote at the Annual Meeting as applicable and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to Question 8.

3.	HOW MANY SHARES ARE OUTSTANDING?

As of the close on the Record Date, there were outstanding 2,560,918 shares of Class A common stock, and 194,727,823 shares of Class B common stock, one share of Special Class A voting stock (representing 2,878,936 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 15,093,022 votes related to the then-outstanding Class B exchangeable shares).

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4.	WHAT ARE MY VOTING CHOICES FOR EACH OF THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING; WHO IS ELIGIBLE TO VOTE; AND WHAT ARE THE VOTING STANDARDS?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of eleven Class A Directors	Class A common stock Class A exchangeable shares(1)	vote for all nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class
Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	vote for all nominees vote for specific nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable(1) Class B exchangeable shares(1)	vote for the proposal vote against the proposal abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a class
Proposal 3: Advisory Vote to Indicate the Preferred Frequency of the Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Frequency Vote)	Class A common stock Class A exchangeable shares(1)

  vote for holding the say on pay vote every year

  vote for holding the say on pay vote every 2 years

  vote for holding the say on pay vote every 3 years

  abstain from voting on the proposal

Our Board recommends and intends to approve a vote FOR EVERY YEAR.

Majority of votes cast, voting together as a class
Proposal 4: Ratify Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017	Class A common stock Class A exchangeable shares(1)	vote for the ratification vote against the ratification abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast, voting together as a class
(1)	The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A Voting stock and the share of our Special Class B Voting Stock, as applicable.

At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 14 nominees named in the Proxy Statement.

5.	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL STOCKHOLDER?

Stockholders of record.

Common Stock. If you own Class A common stock or the Class B common stock registered directly in your name through Computershare, you are considered a stockholder of record with respect to those shares; and

Exchangeable Shares. If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

Beneficial owners. If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares.

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6.	WHAT DIFFERENT METHODS CAN I USE TO VOTE? IF I HOLD EXCHANGEABLE SHARES WHAT IS THE DEADLINE FOR SUBMITTING MY VOTING INSTRUCTION CARD?

Written Proxy/Voting Instruction Card. All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, CST, as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker.

By Telephone or via the Internet. All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/ voting instruction card. Beneficial owners may submit a proxy/ voting instruction card by telephone or via the internet if their Broker makes those methods available, in which case the Broker will enclose the instructions with the proxy materials. The telephone and internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been recorded properly.

In Person. All stockholders of record (including owners of record of exchangeable shares) may vote in person at the Annual Meeting. Owners of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to Question 8.

Deadline for Delivering Voting Instructions for Exchangeable Shares. If you own exchangeable shares, you must submit your proxy/voting instruction card via telephone, the internet or mail no later than 9:00 a.m. EDT on May 15, 2017.

7.	WHAT CAN I DO IF I CHANGE MY MIND AFTER I SUBMIT A PROXY/VOTING INSTRUCTION CARD FOR MY SHARES?

Holders of our Class  A common stock and our Class  B common stock, may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

giving written notice to our Secretary at one of our Principal Executive Offices;

delivering a later-dated proxy (or later-dated instructions to your Broker, if you are a beneficial owner or later-dated instructions to Broadridge if you hold shares in the MillerCoors retirement account); or

voting in person at the Annual Meeting (unless you are a beneficial owner or an exchangeable shares owner without a legal proxy, as described in the response to Question 8).

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via the internet, by telephone or by mail no later than 9:00 a.m. EDT on May 15, 2017.

8.	HOW CAN I VOTE IN PERSON AT THE ANNUAL MEETING IF I AM A BENEFICIAL OWNER OF CLASS A COMMON STOCK OR CLASS B COMMON STOCK OR IF I AM AN OWNER OR BENEFICIAL OWNER OF CLASS A EXCHANGEABLE SHARES OR CLASS B EXCHANGEABLE SHARES?

Additional Steps Required for Beneficial Owners of our Common Stock. You should ask your Broker to furnish you with a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures described in the response to Question 14 to gain admission to the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

Additional Steps Required for Owners or Beneficial Owners of our Exchangeable Shares. All shareholders of record of Class A exchangeable shares and/or Class B exchangeable shares as of the Record Date may exercise voting rights in person at the Annual Meeting by obtaining a proxy from CST, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. If you are a beneficial owner of Class A exchangeable shares and/or Class B exchangeable shares, you must instruct your Broker to obtain such proxy from CST in order to be able to exercise voting rights in person at the meeting. If you are an owner or beneficial owner of exchangeable shares, you will not be able to vote your shares at the Annual Meeting without a legal proxy.

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9.	I HOLD SHARES IN MY MILLERCOORS PLAN, HOW DO I VOTE?

According to the trust agreement concerning the MillerCoors Plan, employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the MillerCoors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge, by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received no later than 5:00 p.m. EDT on May 12, 2017.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the MillerCoors Plan for which it has received voting instructions. You may revoke previously given voting instructions prior to 5:00 p.m. EDT on May 12, 2017, by submitting to Broadridge a properly completed and signed proxy/voting instruction card bearing a later date or as otherwise instructed by Broadridge.

10.	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;

FOR the advisory proposal to approve the advisory say-on-pay vote;

to hold the advisory say-on-pay vote EVERY YEAR; and

FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

11.	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT TIMELY GIVE VOTING INSTRUCTIONS TO MY BROKER, OR IF I AM AN OWNER OF EXCHANGEABLE SHARES AND DO NOT TIMELY PROVIDE VOTING INSTRUCTIONS?

Common Stock. If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

Non-Discretionary Items. The election of directors, the advisory say-on-pay vote and the advisory say-on-frequency vote are non-discretionary items and may not be voted on by Brokers who have not received specific voting instructions from beneficial owners of Class A common stock and Class B common stock, as applicable.

Discretionary Items. The ratification of the appointment of PwC is a discretionary item. Generally, Brokers that do not receive voting instructions from beneficial owners of Class A common stock may vote on this proposal in their discretion.

Exchangeable Shares. If you hold Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 9:00 a.m. EDT on May 15, 2017 in order for CST to vote your shares at the Annual Meeting. If you are beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 9:00 a.m. EDT on May 15, 2017. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Can Brokers Vote Absent Instructions?
	Class A and Class B	Class A and Class B
Proposal	common stock	exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Advisory Say-on-Frequency Vote (Class A common stock and Class A exchangeable shares only)	No	No
Proposal 4: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017 (Class A common stock and Class A exchangeable shares only)	Yes	No

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12.	HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal.

13.	CAN I ACCESS THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record (including Owners of Exchangeable Shares). If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

14.	HOW DO I ATTEND THE ANNUAL MEETING AND WHAT DO I NEED TO BRING?

IMPORTANT: If you are planning to attend the Annual Meeting, you must follow these instructions to gain admission.

Stockholders of Record.

Common Stock. You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card.

Exchangeable Shares. You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to Question 8.

Beneficial Owners. Please bring the notice or voting instruction form you received from your Broker, as well as photo identification, for admission to the Annual Meeting. You also may bring your brokerage statement reflecting your ownership as of the Record Date. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to Question 8.

Important Note: Cameras, sound or video recording equipment or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed into the Annual Meeting. We realize that many cellular phones have built-in digital cameras and sound recorders, and while you may bring these phones into the Annual Meeting, you may not use the camera or recording function at any time during the course of the Annual Meeting.

15.	HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $7,500, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact, however they will not receive any compensation for these activities.

16.	WILL THERE BE AN AUDIO-CAST OF THE ANNUAL MEETING?

You can listen to a live audio-cast of the Annual Meeting by visiting our website at www.molsoncoors.com, click on “Investors,” click on “Events and Presentations” and click on the link to the audio-cast. An archived copy of the audio-cast will be available until at least July 31, 2017. We have included our website address for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

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17.	WHAT IF I ONLY RECEIVED ONE COPY OF THE PROXY MATERIALS, EVEN THOUGH MULTIPLE STOCKHOLDERS RESIDE AT MY ADDRESS?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

Common Stock and Exchangeable Shares

18.	WHAT IS THE DIFFERENCE BETWEEN OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

Generally. Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Class B Holder Voting Rights. The holders of the Class  B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may vote with respect to the following: (i) any matter required by the DGCL; (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders).

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

any merger that requires stockholder approval under the DGCL;

any sale of all or substantially all of our assets, other than to a related party;

any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or

any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

increase or decrease the aggregate number of the authorized shares of Class B common stock;

change the rights of any shares of Class B common stock;

change the shares of all or part of Class B common stock into a different number of shares of the same class;

increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or dissolution rights (a co-equal class);

create any new co-equal class;

other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

Annual Advisory Say-On-Pay Vote. In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Director Elections.

The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not plan to fill; and

The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

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19.	WHAT ARE THE CLASS A EXCHANGEABLE SHARES AND CLASS B EXCHANGEABLE SHARES? HOW DO THEY VOTE? HOW ARE THEY DIFFERENT FROM THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which they may be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to CST, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. CST, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

20.	I AM A HOLDER OF EXCHANGEABLE SHARES, WILL I RECEIVE ADDITIONAL MATERIALS?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

Board Communications, Stockholder Proposals and Company Documents

21.	HOW DO I COMMUNICATE WITH THE BOARD?

Stockholders and other interested parties may communicate directly with the Chairman, the chairman of the Audit Committee, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Secretary, 1801 California Street, Suite 4600, Denver, Colorado 80202. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary, will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the Chairman of the Compensation Committee; and mail addressed to the “Board” will be forwarded or delivered to the Chairman.

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22.	HOW DO I SUBMIT A PROPOSAL FOR ACTION AT THE 2018 ANNUAL MEETING OF STOCKHOLDERS?

To be eligible for inclusion in our Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must be received by us at one of our Principal Executive Offices by December 6, 2017 unless the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or after May 17, 2018, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials. Under Rule 14a-8 of the Exchange Act, a stockholder submitting a proposal to be included in our Proxy Statement is required to be a record or beneficial owner of at least 1% or $2,000 in market value of our securities and must have held such securities continuously for at least one year prior to the date of submission of the proposal, and he or she must continue to own such securities through the date on which the meeting is held.

For proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board, our Bylaws require that such stockholder must be entitled to vote at the Annual Meeting and must have given timely notice of the stockholder proposal or director nomination in writing to the Secretary of our Company, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. Failure to deliver a proposal or director nomination in accordance with the procedures discussed below and in our Bylaws may result in the proposal or director nomination not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be received by our Secretary at one of our Principal Executive Offices, no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be timely for the 2018 Annual Meeting of Stockholders, a stockholder’s notice shall have been delivered to our Secretary at one of our Principal Executive Offices no earlier than January 17, 2018, and no later than February 16, 2018, and must include the information required by Section 1.9.2 of our Bylaws.

23.	WHERE CAN I GET COPIES OF YOUR CORPORATE GOVERNANCE DOCUMENTS?

Our current Corporate Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Nominating, Compensation and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Brewing Company, c/o Secretary, 1801 California Street, Suite 4600, Denver, Colorado 80202.

24.	WHERE CAN I GET A COPY OF THE COMPANY’S ANNUAL REPORT?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at 1801 California Street, Suite 4600, Denver, Colorado 80202. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

25.	WHEN WILL THE COMPANY ANNOUNCE THE VOTING RESULTS?

We will announce the preliminary voting results at the Annual Meeting. The final results will be reported on our website at www.molsoncoors.com and in a Current Report on Form 8-K that we will file with the SEC.

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PROPOSAL NO. 1 —	ELECTION OF DIRECTORS

Proposal Snapshot

What am I voting on?
Stockholders are being asked to elect 14 director nominees, consisting of 11 Class A directors and three Class B directors, for a one-year term.

Voting Recommendation:
Our Board recommends a vote FOR each director nominee.

The number of directors is set at 15, consisting of 12 Class A directors and three Class B directors. However, for purposes of this Annual Meeting, 14 directors are being nominated for election at the Annual Meeting, each to serve until the next annual meeting of stockholders and until his or her successor shall have been elected and qualified. The 14 nominees consist of:

11 directors to be elected by the Class A Holders; and

3 directors to be elected by the Class B Holders.

Our Board does not plan to fill the Class A director vacancy. At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 14 nominees named in this Proxy Statement.

For more information on the nomination of our Class A directors and Class B directors, please refer to “Nomination of Directors and Vacancies” section beginning on page 33.

The following summaries set forth certain biographical information regarding each director, including age as of the Record Date, as well as a summary description of each individual’s particular knowledge, qualifications or areas of expertise considered for nomination to our Board.

Each of the directors has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the persons named as proxies will vote for the substitute nominees designated.

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2017 NOMINEES FOR CLASS A DIRECTORS

PETER H. COORS

Age: 70
Director of Molson Coors since: 2005; and Vice Chairman of our Board since: 2015

Committee Assignment:	Skills, Attributes and Qualifications:

Nominating	Former CEO of our Company
Long-term, Highly Committed Significant Stockholder
Extensive Knowledge of our History and Culture
Strong Relationships with U.S. Distributors and Retailers
Recognized Beer Industry Leader
U.S. Beer Business Expertise
Well-recognized Public Representative of our Company

Mr. Coors has served as our Chief Customer Relations Officer since October 2016. He also serves as a trustee and is Co-Chairman of Adolph Coors Company, LLC, the trust holding company of the Coors Trust and other Coors’ family trusts. He is Chairman of the Trust Committee of the Coors Trust and trustee of various other Coors’ Family Trust Committees. He is also the President of the Adolph Coors Foundation, a family foundation and a manager of Keystone, Inc., the holding company for Coorstek and other Coors’ family owned businesses. He has also been a director of Energy Corporation of America since 1996. Since joining our Company in 1971, he has served in a number of different executive and management positions for Adolph Coors Company, Coors Brewing Company and Molson Coors. He served Coors Brewing Company, our wholly owned subsidiary, as Chairman of the board of directors since 2002, as a director since 1973, and as the Chief Executive Officer from 1992 to 2000. He also served Adolph Coors Company, as chief executive officer from 2000 to 2002 and as chairman of the board from 2002 to 2005. At various times since 2005, Mr. Coors has served as our Chairman of our Board and Vice Chairman of our Board. Mr. Coors also serves on numerous community and civic boards, including the American Enterprise Institute, the National Western Stock Show and the Denver Area Council of the Boy Scouts of America.

PETER J. COORS
Age: 40
Director of Molson Coors since: 2015

Committee Assignment:	Skills, Attributes and Qualifications:

Nominating	Master Brewer
Extensive Knowledge of our History and Culture
Long-term, Highly Committed Stockholder
U.S. Beer Business Expertise
Advanced Engineering Degree

Mr. Coors has been the Senior Manager of International Craft Brewing Development, Supply Chain since October 2016. He also serves on the Board of Trustees for the Adolph Coors Company LLC and various Coors’ family trusts. Prior to his current role, Mr. Coors held various management positions across the U.S. within the MillerCoors organization. He served as the Brewery Manager at the MillerCoors Shenandoah Brewery from September 2014 to late 2016, and as Manager of Trade and Consumer Quality for MillerCoors. Prior to joining MillerCoors, he held various positions within the Molson Coors organization. Mr. Coors also serves on numerous community and civic boards, including the Executive Board of Trustees of the Denver Area Council of the Boy Scouts of America. He holds a Master’s Degree and his undergraduate degree in Operations Research Industrial Engineering from Cornell University College of Engineering.

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BETTY K. DEVITA
Age: 56
Director since: 2016
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:

Audit	Innovation
P&L Management
Operations
International Business
Partnerships
Digital Commerce
Chief Commercial Officer Experience
Advanced Business Degree

Ms. DeVita has served as the Chief Commercial Officer, Commerce Platform, Digital Payments & Labs at MasterCard Worldwide since 2015. Prior to that, she served as President of MasterCard Canada, Inc. from September 2010 to April 2015. Before joining MasterCard, she held various positions of increasing responsibility with CitiGroup Inc. from 1982 to 2010. She left Citigroup as the Chairman and Chief Executive Officer for Citibank Canada Inc. Ms. DeVita holds a chief executive officer program Certificate from Wharton Business School, Seoul, Korea; is a certified director from the Institute of Corporate Directors, University of Toronto Rotman Business School; and received a Bachelor of Science degree from St. John’s University.

MARY LYNN FERGUSON-MCHUGH

Age: 57
Director of Molson Coors since: 2015
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:

Compensation	P&L Management
Brand Building
Innovation
Consumer Insight
Consumer-Packaged Goods Experience
Advanced Business Degree

Ms. Ferguson-McHugh has served as Group President, Global Family Care and P&G Ventures at Procter & Gamble Co. since November 2015. She has been with Procter & Gamble Co. since 1986, in various roles of increasing responsibility. In particular, before serving in her current position, she served as Group President, Global Family Care at Procter & Gamble Co. from December 2014 to November 2015. From 2011 to 2014, she served as Group President, Western Europe, Global Discounter and Pharmacy Channels. Ms. Ferguson-McHugh holds an M.B.A. from the University of Pennsylvania, Wharton School of Business, and Bachelor of Science degree from the University of the Pacific.

FRANKLIN W. HOBBS

Age: 69
Director of Molson Coors since: 2005
Independent Director

Committee Assignments:	Skills, Attributes and Qualifications:

Audit	Financial Expert
Finance	Investment Banking
Audit
Experience as a Chief Executive Officer
Knowledge of our Company
Advanced Business Degree

Mr. Hobbs has served as an advisor to One Equity Partners, a private equity investment firm, since 2004. He also currently serves as the Chairman of the board of directors of Ally Financial Inc., and is on the board of directors of Lord, Abbett, & Co. and the U.S. Fund of UNICEF. He previously served as Chairman of the supervisory board of BAWAG P.S.K. from March 2013 to March 2017. Mr. Hobbs also previously served as a director of Molson Coors’ predecessor company, Adolph Coors Company, since 2001. In 2014, he was named an Outstanding Director of the Year by the Financial Times for his role at Ally Financial Inc. Mr. Hobbs is a graduate of Harvard College and Harvard Business School.

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MARK R. HUNTER

Age: 54
Director of Molson Coors since: 2015

Committee Assignment:	Skills, Attributes and Qualifications:
None	President and CEO of our Company
Beer Business Experience
Management Perspective
Variety of Previous Roles within our Company

Mr. Hunter has served as President and CEO of our Company since January 2015. Prior to becoming President and CEO of our Company, he held various positions within our organization. From January 2013 to December 2014 he served as President and Chief Executive Officer of Molson Coors Europe. From June 2012 to January 2013 he served as President and Chief Executive Officer of Molson Coors Central Europe. From December 2007 to June 2012, he served as President and Chief Executive Officer of Molson Coors UK. Prior to that, he has served our Company in various roles of increasing responsibility for Molson Coors and its predecessor, Bass Brewers, since 1989. Mr. Hunter holds a Bachelor Honours degree in Marketing and Business Administration from the University of Strathclyde in Glasgow, Scotland, where he was also awarded an Honorary Doctorate in 2009.

ANDREW T. MOLSON

Age: 49
Director of Molson Coors since: 2005

Committee Assignment:	Skills, Attributes and Qualifications:
Nominating	Extensive Knowledge of our History and Culture
Long-Term, Highly-Committed Significant Stockholder
Public Relations
Corporate Governance
Canadian Beer Business Expertise
Other Director Experience
Advanced Degree

Mr. Molson is a partner and the Chairman of RES PUBLICA Consulting Group, the Montreal-based holding and management company of NATIONAL Public Relations, where he has worked since 1997. NATIONAL and its affiliates offer strategic public relations counsel to a wide range of clients. He also currently serves as a director of: The Group Jean Coutu PJC Inc. (TSX: PJC.A); Dundee Corporation (TSX: DC.A); Groupe Deschênes Inc. and CH Group Limited Partnership, a sports and entertainment company. In addition, he is the President of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, and serves on several non-profit boards, including those of Concordia University Foundation, Institute for Governance of Private and Public Organizations, Banff Centre and evenko foundation for emerging talent. He also serves as Chairman of the Montreal General Hospital Foundation and of Pointe-à-Callière, Montreal Archaeology and History Complex. He previously served as Chairman of our Board from May 2011 to May 2013, and Vice Chairman of our Board from May 2009 to May 2011. Mr. Molson holds a law degree from Laval University. He also holds a Master of Science degree in corporate governance and ethics from the University of London, and a Bachelor of Arts degree from Princeton University.

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GEOFFREY E. MOLSON

Age: 46
Director of Molson Coors since: 2009; Chairman of our Board since: June 2015

Committee Assignment:	Skills, Attributes and Qualifications:

Nominating	Extensive Knowledge of our History and Culture
Long-Term, Highly-Committed Significant Stockholder
Beer Sales and Marketing Background
Key Account Management
Distributor Development
Sports and Entertainment Industry
Other Director Experience
Advanced Business Degree

Mr. Molson has been a general partner of CH Group Limited Partnership since December 2009 and the President and Chief Executive Officer of CH Group Limited Partnership since 2011, which owns the Montreal Canadiens, evenko, Equipe Spectra, and the Bell Centre. He currently represents Molson Coors as an ambassador, representing the Molson family in key strategic areas of our business. He is also a member of the board of directors of RES PUBLICA Consulting Group, and a member of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, St. Mary’s Hospital Foundation and the Montreal Canadiens Children’s Foundation. From 1999 to 2009, Mr. Molson served in various roles of increasing responsibility for Molson Inc., including its former U.S. business. Mr. Molson holds an M.B.A. from Babson Business School and a Bachelor of Arts degree from St. Lawrence University.

IAIN J.G. NAPIER

Age: 67
Director of Molson Coors since: 2008
Independent Director

Committee Assignments:	Skills, Attributes and Qualifications:
Compensation	Financial Literacy
Finance	International Business Expertise
Beer and Leisure Industry Experience
United Kingdom Beer Market Experience
Other Director Experience

Mr. Napier has served as the senior independent director of William Grant and Sons Holdings Limited, a private company that produces and distributes spirits, since April 2014, and currently serves as the Chairman of William Grant and Sons Holdings Limited’s audit committee. From July 2007 to June 2016 he served as Chairman of the board of directors of McBride plc, where he also served as the Chairman of the nomination committee and as a member of the remuneration committee. From September 2008 to May 2016 he served as a director of John Menzies plc, where he also served as Chairman of the board of directors and its nominating committee. In addition, from March 2000 to February 2014, he served as a non-executive director of Imperial Brands plc, where he served as Chairman of the board of directors and its nominating committee beginning in 2007. From 2000-2001, he was Vice President U.K. and Ireland for InBev S.A. following its acquisition of Bass Brewers Ltd. and Chief Executive Officer of Bass Brewers and Bass International Brewers from 1996 to 2000. Mr. Napier is a chartered global management accountant and a fellow of the Chartered Institute of Management Accountants.

DOUGLAS D. TOUGH

Age: 67
Director of Molson Coors since: 2012
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:
Compensation	Multi-brand International Company Experience
Food and Beverage Company Experience
Experience as a Chief Executive Officer
Other Director Experience
Advanced Business Degree

Mr. Tough was the Chief Executive Officer of International Flavors & Fragrances (IFF), a creator and manufacturer of flavors and fragrances, from March 2010 to September 2014. He also served as IFF’s Chairman of the board of directors from March 2010 to December 2014. After joining IFF’s board of directors in 2008, he served as its non-executive Chairman of the board from October 2009 to March 2010, when he became IFF’s Chief Executive Officer. Mr. Tough holds an M.B.A. from the University of Western Ontario and a B.B.A. from the University of Kentucky.

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LOUIS VACHON

Age: 54
Director of Molson Coors since: 2012
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:
Finance	Financial Markets
Financing
Strategy
Experience as a Chief Executive Officer
Canadian Market Experience
Other Director Experience
Advanced Degree in International Finance

Mr. Vachon has served as President and Chief Executive Officer of the National Bank of Canada since June 2007. He has also served as a director of the National Bank of Canada since 2006, where he has taken positions of increasing responsibility since 1996. He also currently serves as a director of the Business Council of Canada and CHC Group Inc., and has, in the past, held a variety of other board positions. Most recently, he served as a director of Fiera Capital Corporation from April 2012 until January 2017. In 2016, he was appointed as a member of the Order of Canada and was the recipient of the Global Citizens Award from the United Nations Association in Canada. In 2014, Mr. Vachon was named Chief Executive Officer of the year by the Canadian Business. Mr. Vachon holds a Master of International Business degree in international finance from the Fletcher School at Tufts University, a Bachelor of Arts degree in economics from Bates College and a CFA certification from the CFA Institute.

2017 NOMINEES FOR CLASS B DIRECTORS

ROGER G. EATON

Age: 56
Director of Molson Coors since: 2012
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:
Audit	Global Retail Brand Management
Operations
Finance
Experience as a Chief Executive Officer

Mr. Eaton has served as Chief Executive Officer of KFC, a division of Yum! Brands, Inc. (NYSE: YUM), an operator of fast food restaurants, since August 2015. Prior to that, he held several US and international positions at Yum!. From April 2011 to August 2015 he served as the Chief Operations Officer of Yum!. From January 2014 to April 2015 he served as President of the KFC division, overseeing KFC’s business in the Middle East, Thailand, Asia Franchise Business Unit, Canada, Latin America, and the Caribbean. Additionally, in 2011 he served as the Yum! Operational Excellence Officer. From June 2008 to February 2011, he served as the Chief Executive Officer and President of KFC USA. Mr. Eaton holds a post graduate diploma in accounting and a bachelor’s degree in commerce from the University of Natal - Durban in South Africa. He passed the South African Public Accountants and Auditors Board exams in 1982, and is a member of the Australian Institute of Chartered Accountants.

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CHARLES M. HERINGTON

Age: 57
Director of Molson Coors since: 2005
Independent Director

Committee Assignment:	Skills, Attributes and Qualifications:
Audit	Operating Experience
Diversity
Marketing
Brand Building
General Management
Multicultural Lens from Living in Five Countries
Canada, U.S., Latin America, Central and Eastern European Market Experience

Mr. Herington has served as Vice Chairman and President of Global Operations at Zumba Fitness LLC since August 2013. He also sits on the boards of Klox Technologies and various portfolio companies of Palladium Equity Partners. He previously served as a director of NII Holding (Nextel International) where he also served as Chairman of the compensation committee between 2003 and 2013. He also served as a director of our predecessor company, Adolph Coors Company, since 2003. In January 2012 he founded Herington RE Ventures, which focuses on South Florida commercial and residential properties. From March 2006 to August 2012 he held positions of increasing responsibility leading up to office of the Chairman/EVP of Emerging and Developing Market Group at Avon Products Inc., a global consumer products company. From 1999 to 2006 Mr. Herington was President and Chief Executive Officer of AOL Latin America. Prior to that, he served as President at Revlon Latin America from 1997 to 1999. From 1990 to 1997 he held a variety of executive positions in several different geographies leading to division president with Pepsico Restaurant International. From 1981 to 1990 he held various marketing and executive positions in different countries at Procter & Gamble.

H. SANFORD RILEY

Age: 66
Director of Molson Coors since: 2005

Independent Director

Committee Assignments:	Skills, Attributes and Qualifications:
Compensation	Long-term Director
Nominating	Finance Expertise
Corporate Governance
Executive Leadership Experience Highly Regulated Global
Experience as a Chief Executive Officer

Mr. Riley has served as President and Chief Executive Officer of Richardson Financial Group Limited, a specialized financial services company, since 2003. In addition, he has been a director of: Manitoba Hydro, a Canadian crown corporation, where he also serves as Chairman of the board of directors, since May 2016; Canadian Western Bank (TSX: CWB) since 2011; and of The North West Company (TSX: NWC), where he also serves as Chairman of the board of directors, since 2002. Mr. Riley has served as a director of GMP Capital, Inc. (TSX: GMP), an investment dealer, since 2009, but will not stand for re-election at GMP Capital, Inc.’s upcoming annual meeting. He also previously served as a director of Molson, Inc. since 1999 and Manitoba Telecom Services Inc. (TSX: MBT) from 2011 to 2017. Mr. Riley is also involved with various community organizations, including serving as Chairman of the University of Winnipeg Foundation past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. Mr. Riley holds a J.D. from Osgoode Hall Law School, a Bachelor of Arts degree from Queen’s University and is a Member of the Order of Canada.

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Director Experience

Director Average Age	Director Average Tenure
Molson Coors	Molson Coors
57.7 years old(2)	7 years(3)
S&P 1500 Companies(1)	S&P 1500 Companies(1)
62.5 years old	8.7 years

(1)	IRC Institute and ISS, board refreshment trends at S&P 1500 firms, January 2017.
(2)	Age as of the Record Date.
(3)	Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company.

DIRECTOR EXPERIENCE

Position of Director Emeritus

Since May 2009, Eric H. Molson (formerly the Chairman), has served as a Director Emeritus for our Company. Since June 2012, William K. “Bill” Coors has served as a Director Emeritus for our Company. Messrs. Molson and Coors may provide consulting and advisory services to the Board as requested and may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and Peter J. Coors are father and son. William K. “Bill” Coors is also the uncle of Peter H. Coors and great uncle of Peter J. Coors. Andrew T. Molson and Geoffrey E. Molson are brothers. Eric H. Molson is the father of Andrew T. and Geoffrey E. Molson.

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Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and our operating segments. Our Board serves as the ultimate decision-making body of our Company, except for those matters reserved to or shared with the stockholders. Our Board selects and oversees the members of senior management, who are charged with conducting our business.

On October 11, 2016, we completed the Acquisition pursuant to which we acquired the remaining 58% economic interest and 50% voting interest in MillerCoors such that we now own 100% of the equity and voting interests of MillerCoors and the Miller brands globally. Prior to October 11, 2016, we jointly owned MillerCoors with SABMiller. As part of the Acquisition we also purchased all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com to view the following documents:

Restated Certificate of Incorporation

Bylaws

Code of Business Conduct

Board of Directors Charter & Corporate Governance Guidelines

Board Committee Charters, including those of: the Nominating Committee, the Compensation Committee, the Audit Committee and the Finance Committee

Corporate Responsibility, Corporate Governance Guidelines and Code of Business Conduct

CORPORATE RESPONSIBILITY

Our corporate responsibility agenda, or Our Beer Print, is integral to our business strategy and includes our commitments to focus on material issues regarding governance, ethics, alcohol responsibility, environmental stewardship, sustainable sourcing, and investments in our people and communities. We are committed to growing our business the right way while improving the impact we have on our communities, our people and the environment.

Since 2012 we have been listed on the Dow Jones Sustainability World Index. We were named Beverage Sector Leader in 2012 and 2013 and remain the only alcohol producer on the beverage sector World Index. We have retained a position on the World Index for five consecutive years since 2012.

We believe our beer leaves a Beer Print, which is the impact we make on our consumers, the environment and the communities where we have a presence. We challenge ourselves to grow our positive Beer Print and shrink our negative Beer Print in every function of our business and in every geography where we operate. Through Our Beer Print agenda, we engage our employees to consider corporate responsibility as part of every role and operation.

In 2013, we launched our 2020 Sustainability Strategy to enhance Our Beer Print agenda. The strategy outlines how we manage energy, carbon emissions, water, waste water and solid waste and sets how we will meet our ambitions by 2020. In connection with our recent growth through the Acquisition, we aim to demonstrate even stronger leadership in corporate responsibility measures, through the establishment of a new 2025 Our Beer Print strategy, which we expect to launch later in 2017.

In 2012, we built on long-standing efforts to reduce harmful drinking by becoming a signatory of the Beer, Wine and Spirits Producers’ Commitments to Reduce Harmful Drinking. In support of these commitments, we have a robust plan to ensure support across the business, with particular emphasis on our commercial activity through our Global Commercial Responsibility Policy incorporating the recently launched International Alliance for Responsible Drinking Digital Guiding Principles. You can find out more about our approach and key material issues by reviewing Our Beer Print Corporate Responsibility Report which is published annually. Our latest report is available at www.OurBeerPrint.com. The information available at www.OurBeerPrint.com, the Corporate Responsibility Report and the 2020 Sustainability Strategy are not incorporated by reference into this Proxy Statement.

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CORPORATE GOVERNANCE GUIDELINES

Our full Board, which is majority independent, oversees the Corporate Governance of our Company. Our Board has adopted our Board of Directors Charter and Corporate Governance Guidelines to promote the effective governance of our Company and proper functioning of our Board and its Committees. The guidelines set forth a common set of expectations as to how our Board should function. The guidelines provide, among other things, guidance on the composition of our Board, the criteria to be used in selecting director nominees, retirement of directors, expectations of our directors and evaluation of performance of our board. Our Board regularly reviews developments in corporate governance to respond to these new developments as necessary and appropriate.

CODE OF BUSINESS CONDUCT

All of our directors and employees, including our CEO, CFO, and other senior financial and executive officers, are bound by our Code of Business Conduct which complies with the requirements of the NYSE and the SEC to ensure that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

Board and Committee Governance

BOARD LEADERSHIP STRUCTURE

We separate the roles of Chairman and CEO. According to our Bylaws, the Chairman is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. Geoffrey E. Molson was appointed Chairman by the Class A-M Nominating Subcommittee effective June 2015, and he will serve in this position until the Annual Meeting. The Class A-C Nominating Subcommittee has the right to appoint the Chairman following the Annual Meeting to serve until our 2019 annual meeting of stockholders.

BOARD SIZE

Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy. Our Board does not currently plan to fill the Class A director vacancy.

Our Restated Certificate of Incorporation and Bylaws allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies), provided that any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board is responsible for overseeing our ERM Program to ensure it is appropriately designed to identify and manage the principal risks of our business. Our Board realizes that the achievement of our strategic objectives necessarily involves taking calculated risks, and that, as our business evolves, risks applicable to our business change. The ERM Program is designed to enable us to appropriately identify, monitor, manage, prioritize and mitigate these risks, and foster a cultural of integrity, risk awareness and compliance within our Company. Our Board has also tasked its committees as designated below with certain risk management categories, and these committees regularly report to our Board:

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Board/Committee	Primary Areas of Risk Oversight
Board	Adopting a strategic planning process and approving annually a strategic plan, taking into account the risks of our business
Ensuring the implementation of appropriate systems to manage the principal risks of our business
Oversight and monitoring of our ERM Program (shared with the Audit Committee)
– Annual review of the risk program
– Review regular reports from management on our most material risks and the degree of exposure to those risks
Review reports on risk assessment from the Audit and Compensation Committees
– Audit Committee reports are regularly sent to our Board
– Compensation Committee reports are sent to our Board when appropriate
Audit Committee	Oversight and monitoring of our risk management efforts, including ERM Program (shared with our Board)
Oversight of the management of our major financial risks and the steps management has taken to monitor and control such risks
Oversight of our internal controls and internal audit function
Compensation Committee	Oversight of the risks relating to our compensation plans and programs
Finance Committee	Oversight of our financial position and policies, including the risks related to our capital structure, debt portfolio, pension plans, taxes, currency risk and hedging programs.

Management is charged with managing the business and the risks associated with the enterprise and reporting regularly to our Board. Management primarily regulates risk through the ERM Program, robust internal processes and control environments, comprehensive internal and external audit processes, a strong ethics and compliance department and by adhering to the Code of Business Conduct and our other polices. Management routinely communicates business risks identified through the ERM Program, or otherwise, with our Board, the committees thereof and individual directors.

Our Compensation Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight.

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, starting on page 16 of the Annual Report.

NOMINATION OF DIRECTORS AND VACANCIES

When considering nominees to our Board, our Board Guidelines require our Board and committees thereof to base their nominations on criteria that reflect the best interests of our Company, stockholders and corporate responsibilities. In doing so, our directors strive to attain the appropriate balance and diversity of background and experience on our Board. To aid such analysis, we hired a third party search company to identify the latest additions to our Board: Ms. Ferguson-McHugh and Ms. DeVita.

Qualifications

Our Board Guidelines set forth a number of factors and requirements related to balancing the composition of our Board. In particular, under the Board Guidelines, our Board assesses each director nominee by taking into account a variety of factors including, but not limited to, the individual’s:

diversity, personal and professional background and experience;

personal qualities and characteristics, accomplishments and reputation in the business community;

current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

ability and willingness to commit adequate time to our Board and committee matters;

skills, personality and their compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to our needs; and

characteristics as they correspond with the perceived needs of our Company and our Board at the time.

While we do not have a formal diversity policy, our Board regularly considers several diversity factors, which include race, gender, ethnicity, culture, nationality and geography, as part of any review or selection of individuals to fill vacancies or to serve on our Board.

Under the terms of the Board Guidelines, no person is eligible for nomination or election to our Board if such person has reached the age of 70 by the calendar year-end immediately preceding our next annual meeting, unless our Board approves an exception to this guideline on a case-by-case basis. These restrictions do not apply to our non-independent Class A directors.

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third party search firms hired to identify and/or evaluate potential nominees.

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Nomination Process

After our Board considers the qualifications outlined above to strike the appropriate balance and diversity of background and experience as well as feedback from any third party search firms hired to evaluate potential nominees, candidates are formally nominated and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as follows:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent

   Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

   All nominees must be independent

   Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Nominating Committee: One independent director Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee

   Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

   Must include the CEO of our Company (currently Mark R. Hunter) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): Peter H. Coors Peter J. Coors	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors) A majority must be independent
Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors) A majority must be independent
(1)	The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

CANDIDATES RECOMMENDED BY STOCKHOLDERS

Our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth under Question 22 in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

DIRECTOR INDEPENDENCE

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the NYSE Listing Standards definition of independence. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that at all times a majority of our directors are independent from our management. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

The following directors are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors
Betty K. DeVita	Iain J.G. Napier
Roger G. Eaton	H. Sanford Riley
Mary Lynn Ferguson-McHugh	Douglas D. Tough
Charles M. Herington	Louis Vachon
Franklin W. Hobbs

The independence determination for the above directors was made by our Board at its meeting held on February 16, 2017.

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BOARD COMMITTEES

Our Board currently has four separately-designated committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating Committee. In addition to the four current committees of our Board, our Board may from time to time establish additional committees.

As discussed under “Nomination of Directors and Vacancies” on page 33, the Nominating Committee also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the current members of each of our committees of our Board and the number of meetings held by each committee during 2016. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees; however, other than the members of the Nominating Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each of the other committee members meets the definition of independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit	Compensation	Finance	Nominating
Peter H. Coors				(1)
Peter J. Coors				(1)
Betty K. DeVita
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Charles M. Herington
Franklin W. Hobbs
Andrew T. Molson				(2)
Geoffrey E. Molson				(2)
Iain J.G. Napier
H. Sanford Riley
Douglas D. Tough
Louis Vachon
Meetings Held in 2016	9	8	6	5

= Chair	(1)	Member of the Class A-C Nominating Committee Subcommittee
= Member	(2)	Member of the Class A-M Nominating Committee Subcommittee

Audit Committee

Primary Responsibility. Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

the integrity of our financial reporting process and our financial statements;

our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct;

our systems of internal control over financial reporting and disclosure controls and procedures;

our internal audit function;

the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any lawful purposes;

our corporate responsibility efforts; and

our risk management efforts.

Under its charter, our Audit Committee is also charged with:

preparing the report that is required by the SEC to be included in this Proxy Statement;

providing an avenue of communication among our independent auditors, financial and senior management, internal audit department, ethics and compliance managers and our Board;

appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms; and

overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

Together with management, internal audit and our independent auditors, our Audit Committee reviews and discusses our policies and procedures regarding risk assessment and risk management, including our major financial risk exposures, the ERM Program and the steps management has taken to monitor and control such exposures. Furthermore, our Audit Committee reviews with management and our independent auditors:

accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;

the adequacy of our internal controls; and

the effects of regulatory and accounting initiatives on our financial statements.

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For more information on the Audit Committee’s role in risk oversight see the discussion under “Board’s Role in Risk Oversight” section beginning on page 32.

The Audit Committee Report is included on page 81.

Independence. Each member of our Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Exchange Act. Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards. Our Board determined that Franklin W. Hobbs is an “audit committee financial expert,” as defined under SEC regulations.

Compensation Committee

Primary Responsibility. Under the terms of its charter, our Compensation Committee has the overall responsibility for evaluating and approving compensation plans, programs and levels primarily applicable to our executive officers. Our Board approves the compensation of our CEO and our Chairman and Vice Chairman of our Board if such person is an NEO, which is the case for Mr. Peter H. Coors. Our Compensation Committee also makes all decisions regarding the implementation and administration of our incentive compensation, equity compensation and other benefit plans and programs, and oversees certain aspects of our retirement plans. The Committee also oversees:

talent retention and development, including:

–	leadership development;

–	talent pipeline and succession planning, including for the CEO, executive officers and certain other senior managers;

–	programs and systems for performance management; and

–	our Company’s commitment to diversity.

Our Compensation Committee may form one or more subcommittees, each of which may take such actions as may be delegated by our Compensation Committee. Our Compensation Committee may delegate its authority, except to the extent prohibited or restricted by applicable law or regulation or by our Restated Certificate of Incorporation or Bylaws.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the CD&A section beginning on page 47.

Our Compensation Committee Report is included on page 63.

Our Compensation Committee retained as its compensation consultant, Pay Governance to provide independent advice and assist in the development and evaluation of the Company’s executive and director compensation policies. After considering various factors as required by applicable NYSE rules and its charter, our Compensation Committee concluded there are no conflicts of interest with Pay Governance.

Independence. Each member meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act and as an “Outside Director” for purposes of Section 162(m) of the Code.

Finance Committee

Primary Responsibility. Under the terms of its charter, our Finance Committee assists our Board in fulfilling its responsibilities relating to the oversight of our financial affairs, including overseeing and reviewing our financial position and policies, and approval of our financing activities. The Finance Committee’s responsibilities and duties include:

monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;

monitoring our financial condition and our requirements for funds, including, with respect to acquisitions and divestitures;

monitoring investment performance and funding of our pension funds;

monitoring our debt portfolio, interest rate risk and expense management, credit facilities and liquidity;

subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;

monitoring relationships with credit rating agencies and the ratings given to us;

periodically reviewing the results of our investment and hedging activities; and

monitoring and approving our dividend and share repurchase policies and programs provided that: (i) any proposed dividends, where the amount of the dividend differs from the amount of a dividend approved by our Board for the preceding quarter; and (ii) any share repurchase program, shall require recommendation by our Finance Committee to our Board and final approval by our Board.

Independence. Each member meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

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Nominating Committee

Composition. Pursuant to our Restated Certificate of Incorporation, our Nominating Committee is required to be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director (as defined in our Restated Certificate of Incorporation).

Primary Responsibility. Under the terms of the Nominating Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Nominating Committee and its Nominating Subcommittees include, among other things:

recommending to our Board three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;

nominating, directly or through its sub-committees, 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described in the “Nomination of Directors and Vacancies” section starting on page 33;

periodically evaluating and recommending criteria for selection of Board members to be adopted by the Nominating Committee and our Board;

monitoring and overseeing the annual evaluation of our Board;

reviewing and preparing for approval by our Board, our annual operating plan and the annual budget for the activities and operations of our Board;

periodically evaluating and recommending to our Board’s policies for retirement, resignation and retention of the directors;

recommending for approval by our Board, memberships and chairmanships of the other committees of our Board (aside from the Nominating Committee);

identifying and recommending for approval by our Board, candidates for CEO of our Company; and

reviewing and recommending for approval by our Board, changes to our Board of Director Charter and the Board Guidelines.

Independence.  As a “controlled company,” we are not required under applicable NYSE Listing Standards to have a nominating committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. Mr. H. Sanford Riley is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

DIRECTORS’ ATTENDANCE

Our Board held seven meetings during 2016. All incumbent directors attended 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2016. The directors are encouraged to attend the Annual Meeting. All directors standing for election at the Annual Meeting attended the 2016 Annual Meeting of Stockholders.

BOARD AND COMMITTEE SELF-ASSESSMENTS

Pursuant to the Board Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to ensure that they are working effectively. At the Board’s instruction, the corporate secretary’s office prepares and distributes anonymous self-assessment questionnaires to all directors, and the results of such questionnaires are discussed with our Board in detail. In addition, the independent member of our Nominating Committee conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

EXECUTIVE SESSIONS OF NON-EMPLOYEE AND INDEPENDENT DIRECTORS

Our Board and each of our Board Committees generally hold executive sessions of its non-employee directors at each regularly scheduled meeting. In addition, the independent directors generally meet in executive sessions at each regularly scheduled Board meeting. Such executive sessions of independent directors are presided over by one of our independent directors on a rotating basis.

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Certain Governance Policies

HEDGING, PLEDGING AND SHORT SALE POLICIES

Under our Insider Trading Policy, directors, executive officers, including our NEOs, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, our Insider Trading Policy provides that directors, executive officers, including our NEOs, and other employees are prohibited from purchasing our securities on margin, borrowing against any account in which our securities are held or otherwise pledging securities as collateral for a loan, except they may pledge our securities as collateral for a loan (not including margin debt) with the prior approval of: (i) the Chief Legal Officer or Deputy Chief Legal Officer and (ii) the CFO.

Our directors, executive officers, and employees are also prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Exchangeco.

CLAWBACK POLICY

We adopted an enhanced clawback policy that applies to compensation paid in and after fiscal year 2015. Under the policy, we will use reasonable efforts to recoup from our current and former executive officers and other employees designated by our Board or our Compensation Committee any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement.

The Compensation Committee intends to modify this policy based on the requirements to be issued by the NYSE pursuant to the mandate of Dodd-Frank once the NYSE rules are finalized.

STOCKHOLDER ENGAGEMENT

We believe it is essential to actively engage with our stockholders. Accordingly, we regularly engage with our stockholders during the year to request their feedback about our governance policies, compensation practices and other matters of importance.

In addition, we have provided several avenues that allow for stockholders to engage with our Board including the ability to: (i) suggest candidates for nomination at the annual election of directors; (ii) attend the Annual Meeting; (iii) approve or disapprove, on an advisory basis, compensation of our NEOs, known as say-on-pay; (iv) submit stockholder proposals; and (v) communicate directly with our Board.

Stockholders and other interested parties may communicate directly with the Chairman of our Board, chairman of our Audit Committee, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Secretary, 1801 California Street, Suite 4600, Denver, Colorado 80202.

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Director Compensation

General

We use a combination of cash and stock-based incentive compensation to ensure desired stability of our Board and to secure our ongoing ability to attract high-caliber individuals to serve on our Board. The Compensation Committee, with assistance from the independent Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company, the skill level required of our Board members, as well as the compensation of directors at our peer companies.

2016 Compensation

For 2016, directors received an annual cash retainer and an annual equity grant in the form of RSUs. All directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also receive tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions. Below is an annual schedule of fees for 2016. Fees are prorated according to dates of service.

		Chairman &	Chairman of	Chairman of the	Chairman of
Compensation	Members	Vice Chairman	the Audit	Compensation	the Finance
Element	(non-Chairman)	of our Board	Committee	Committee	Committee
Cash	$100,000	$175,000	$115,000	$115,000	$110,000
RSUs	$125,000	$125,000	$125,000	$125,000	$125,000
Total	$225,000	$300,000	$240,000	$240,000	$235,000

Under our Directors’ Stock Plan, directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) DSUs, with the balance, in each case, being paid in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Directors receive dividend equivalents on their DSUs.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times his or her annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and the projected after-tax value of RSUs, are included in calculating ownership levels. Shares underlying stock options do not count toward the ownership guidelines (currently no non-employee board members have outstanding stock options).

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Director Compensation Table

The table below summarizes the compensation by our Company to directors for the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation(4) ($)	Total ($)
Peter H. Coors(1)	—	—	—	—
Peter J. Coors(2)	100,000	125,094	6,341	231,435
Betty K. DeVita(3)	60,165	125,094	1,549	186,808
Roger G. Eaton	115,000	125,094	45,489	285,583
Mary Lynn Ferguson-McHugh	100,000	125,094	6,341	231,435
Brian D. Goldner(3)	45,735	—	—	45,735
Charles M. Herington	100,000	125,094	114,604	339,698
Franklin W. Hobbs	100,000	125,094	126,445	351,539
Andrew T. Molson	100,000	125,094	14,704	239,798
Geoffrey E. Molson	175,000	125,094	14,704	314,798
Iain J.G. Napier	109,375	125,094	33,320	267,789
H. Sanford Riley	100,000	125,094	120,842	345,936
Douglas D. Tough	100,000	125,094	15,217	240,311
Louis Vachon	110,000	125,094	46,688	281,782
(1)	Mr. Coors’ compensation for his service as a director can be found in the Summary Compensation Table beginning on page 64.
(2)	In addition to his director compensation reflected in the table above, Peter J. Coors received compensation of $184,134, which included salary, bonus and equity awards, as an employee of our Company.
(3)	Mr. Goldner retired as a director on May 25, 2016, at which time Ms. DeVita was appointed as a new director.
(4)	Represents dividends accrued on unvested RSUs and DSUs.

Fees Earned or Paid in Cash

For 2016, the directors made the following elections under our Directors’ Stock Plan:

Retainer paid in 100% Cash: Peter H. Coors, Peter J. Coors, Betty K. DeVita, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson and H. Sanford Riley.

Retainer paid in 50% DSUs and 50% Cash: Iain J.G. Napier and Douglas D. Tough.

Retainer paid in 100% DSUs: Roger G. Eaton, Brian D. Goldner(1), Charles M. Herington, Franklin W. Hobbs and Louis Vachon.
(1)	Mr. Goldner’s first quarter payment was in DSUs and his second quarter payment was in cash due to his retirement from our Board.

Stock Awards

On May 26, 2016, each director received an annual equity grant of 1,259 RSUs with a grant date fair value of $99.36 per unit and an aggregate grant date fair value of $125,094. The grant date fair value is calculated in accordance with FASB Topic 718. The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 26, 2019, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of the Class B common stock.

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2016. Stock Option awards have not been granted to members of our Board since 2008.

Name	RSUs(1)	DSUs(1)
Peter H. Coors	4,834	—
Peter J. Coors	2,929	—
Betty K. DeVita	1,259	—
Roger G. Eaton	4,834	7,251
Mary Lynn Ferguson-McHugh	2,929	—
Charles M. Herington	4,834	16,940
Franklin W. Hobbs	4,834	18,656
Andrew T. Molson	4,834	—
Geoffrey E. Molson	4,834	—
Iain J.G. Napier	4,834	4,329
H. Sanford Riley	4,834	15,668
Douglas D. Tough	4,834	497
Louis Vachon	4,834	7,479
(1)	Represents the underlying shares of Class B common stock or shares exchangeable for Class B common stock issuable upon vesting and settlement of the RSUs and DSUs, as applicable.

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Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, the Class B exchangeable shares or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey  E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have a contractual relationship with the Montreal Canadiens. Geoffrey E. Molson, the Chairman, and Andrew T. Molson, a member of our Board, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montreal Canadiens, the Bell Centre, Spectra, Equipe and evenko. Geoffrey E. Molson is also the President and Chief Executive Officer of CH Group Limited Partnership. In 2016, we made payments totaling approximately CAD $4.5 million to the Montreal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montreal Canadiens made payments totaling approximately CAD $3.2 million to us according to the terms of our agreements and purchased our products in the ordinary course of business. The business relationship has been in place for many years, it is fair and reasonable, and it is comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montreal Canadiens (the Canadiens Transaction), such predecessor agreed to assume the liability associated with the Montreal Canadiens Deferred Compensation Plan for the benefit of the Montreal Canadiens’ players and coaches. In 2016, we made annual pension payments of less than $200,000 under such plan. Further, during the first quarter of 2017, we received a payment from the Montreal Canadiens of approximately $8.1 million (CAD 10.6 million) in connection with a purchase price adjustment related to the Canadiens Transaction.

We have an ongoing business relationship with RES PUBLICA Consulting Group (RES PUBLICA) and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is also a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2016, we made payments to RES PUBLICA and NATIONAL Public Relations totaling approximately CAD $208,000 for strategic public relations services. The business relationship has been in place for many years, it is fair and reasonable, and it is comparable to market conditions for similar business relationships.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in place for all employees of Molson Coors. David S. Coors (son of Peter H. Coors and brother of Peter J. Coors) and Peter J. Coors are employed by the Company, each in non-executive positions. In 2016, David S. Coors received compensation of approximately $200,000, which included salary, bonus and equity awards. Please see the “Director Compensation” section beginning on page 39 for a description of Peter J. Coors’ compensation as a non-executive employee and in his role as a director of our Company.

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Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

PETER H. COORS
Age: 70
Chief Customer Relations Officer of Molson Coors since October 2016 and Vice Chairman of our Board since May 2015.
Business Experience:
See Proposal No. 1 - Election of Directors starting on page 23.

MARK R. HUNTER
Age: 54
President and CEO of Molson Coors since January 2015.
Business Experience:
See Proposal No. 1 - Election of Directors starting on page 23.

TRACEY I. JOUBERT
Age: 50
Chief Financial Officer of Molson Coors since November 2016.
Business Experience:
Prior to her current role, Ms. Joubert served as the Chief Financial Officer and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Prior to joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld, Ltd and articled at KPMG South Africa.
Education:
Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of Witwatersrand in South Africa.

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KRISHNAN ANAND
Age: 59
Chief Growth Officer of Molson Coors since October 2016.
Business Experience:
Prior to his current role, Mr. Anand served as President and Chief Executive Officer of Molson Coors International from December 2009 to October 2016. Before joining Molson Coors, Mr. Anand held a variety of positions at The Coca Cola Company, most recently as president of Coca Cola’s Philippine business from 2007 to 2009. He also served as vice president of Coca Cola’s Global Commercial Leadership from 2004 to 2007 and prior to that as vice president of global brands strategy. He also served in various senior marketing strategy roles with Unilever in India from 1980 to 1996.
Current Directorships: Popeyes Louisiana Kitchen Inc. (NASDAQ: PLKI) since November 2010. Education:
Mr. Anand holds an M.B.A. degree from the Indian Institute of Management.

SIMON COX
Age: 49
President and Chief Executive Officer of Molson Coors Europe since January 2015.
Business Experience:
Prior to his current role, Mr. Cox served as Managing Director for Molson Coors UK from September 2012 until December 2014. He joined Molson Coors in 2005 as Director of Supply Chain Strategy based in U.K. and developed increasing responsibility through senior positions as Strategy Director and Managing Director-Independent On-Premise. Before joining Molson Coors, Mr. Cox held a number of senior leadership positions within Carlsberg, a global brewer.
Education:
Mr. Cox holds a degree in Biochemistry from Manchester University.

STEWART F. GLENDINNING
Age: 51
President and Chief Executive Officer of Molson Coors International since October 2016.
Business Experience:
Mr. Glendinning previously served as the President and Chief Executive Officer of Molson Coors Canada from January 2013 to October 2016. He also served as the President and Chief Executive Officer of Molson Coors UK from June 2012 to January 2013. Prior to that, he served as Chief Financial Officer for the Company from July 2008 to June 2012. He also previously served as Chief Financial Officer for Coors Brewers Limited (now known as Molson Coors UK) from 2005 to July 2008. Mr. Glendinning also served with various organizations within the U.S. Naval Reserve.
Directorships:
Director of The North West Company Inc. (TSX: NWC) since November 2014.
Education:
Mr. Glendinning holds a J.D. from the University of Miami and a bachelor’s degree in Accounting from the College of William and Mary.

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GAVIN D.K. HATTERSLEY
Age: 54
Chief Executive Officer and President of MillerCoors since September 2015.
Business Experience:
Prior to his current position, Mr. Hattersley served as the interim Chief Executive Officer of MillerCoors from July 2015 until his permanent appointment to his current role in September 2015. Prior to joining MillerCoors, Mr. Hattersley served as Chief Financial Officer of Molson Coors from June 2012 to September 2015. From July 2008 to June 2012, Mr. Hattersley served as Executive Vice President and Chief Financial Officer of MillerCoors. He also served as Senior Vice President, Finance for Miller Brewing Company from October 2002 to July 2008. He came to Miller Brewing Company from SAB Limited of Johannesburg, South Africa, where he held several financial management positions before becoming Chief Financial Officer in 1999. Prior to joining SAB Limited in 1997, he spent almost 10 years in Barloworld Limited in various finance positions.
Education:
Mr. Hattersley holds an Honors’ degree in accounting science and a bachelor’s degree from the University of South Africa. He passed the Public Accountants and Auditors Board exams in 1987.

FREDERIC LANDTMETERS
Age: 43
President and Chief Executive Officer of Molson Coors Canada since October 2016.
Business Experience:
Prior to serving in his current role, Mr. Landtmeters was the Managing Director, Molson Coors UK and Ireland from January 2015 to October 2016. Mr. Landtmeters served from January 2013 to January 2015 as the Chief Commercial Officer for Molson Coors Europe, and from 2010 to 2013 he served as the Chief Marketing Officer for Molson Coors Europe. Prior to joining Molson Coors, Mr. Landtmeters served as Marketing Director at AB InBev from 2008 to 2010.
Education:
Mr. Landtmeters holds a Master’s Degree in Applied Economics and Engineering from the University of Antwerp, Belgium.

MICHELLE S. NETTLES
Age: 45
Chief People and Diversity Officer of Molson Coors since October 2016.
Business Experience:
Prior to serving in her current role, Ms. Nettles served as the Chief Human Resources Officer of MillerCoors from October 2014 to October 2016. She also served as senior director of diversity and integrated talent management for MillerCoors from June 2012 to September 2014. Before joining MillerCoors, Ms. Nettles served as the executive director for Quest Milwaukee, a K-12 program at Marquette University that provides services and support to private and charter schools in the City of Milwaukee from April 2007 to August 2009. Prior to joining Quest, Ms. Nettles worked for Miller Brewing Company in a number of capacities including Director, HR Strategic Projects and Assistant General Counsel.
Education:
Ms. Nettles holds a J.D. from the University of Wisconsin-Madison and a Bachelor of science degree from Florida A&M University.

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SAMUEL D. WALKER
Age: 58
Chief Legal and Corporate Affairs Officer of Molson Coors since October 2016.
Business Experience:
Prior to serving in his current role, Mr. Walker served as Chief Legal Officer of Molson Coors from 2005 to October 2016. During that period has served in a variety of additional roles, including: Chief People Officer from 2012 to 2016; managing director, MillerCoors from 2008 to 2012; and Corporate Secretary from 2005 to 2016. From 2003 to 2005, he served as General Counsel, U.S. & worldwide at Coors Brewing Company.
Education:
Mr. Walker holds a J.D. from Harvard Law School and a bachelor’s degree from Duke University

CELSO L. WHITE
Age: 55
Chief Supply Chain Officer of Molson Coors since January 2013.
Business Experience:
Prior to serving in his current role, Mr. White served as Chief Supply Chain Officer of Molson Coors International from September 2010 to January 2013. Prior to joining Molson Coors, he was Pepsi Cola’s vice president and general manager of Concentrate Operations, responsible for the Americas and parts of Asia from 2004 to 2010.
Education:
Mr. White holds an M.B.A. with concentration in Operations Management from DePaul University and a Bachelor of Science degree in electrical engineering from Bradley University.

BRENDA DAVIS
Age: 57
Chief Integration Officer of Molson Coors since December 2015.
Business Experience:
Prior to serving in her current role, Ms. Davis served as our Global Chief Information Officer from 2005 to 2015. She has also served in various leadership roles within our organization from 1991 to 2005.
Education:
Ms. Davis holds a bachelor’s degree in Business Administration with an Information Systems emphasis and a minor in Finance from Colorado State University.

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PROPOSAL NO. 2 —	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)

Proposal Snapshot

What am I voting on?
Stockholders are being asked to approve, on an advisory basis, the compensation of our NEOs.

Voting Recommendation:
Our Board recommends a vote FOR the advisory vote to approve the compensation of our NEOs.

In accordance with Section 14A of the Exchange Act, we seek a non-binding advisory vote from the Class A Holders and the Class B Holders, voting together as a single class, to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis” section beginning on page 47 and the “Executive Compensation” section beginning on page 64. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013, and our Board currently intends to hold the next say-on-pay vote at our 2018 annual meeting of stockholders. For more information about the frequency of our future say-on-pay votes, please see Proposal 3 on page 78.

In deciding how to vote on this proposal, we encourage you to read the “CD&A” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation Discussion and Analysis

Introduction

Our CD&A describes our executive compensation programs in the context of how we have performed and how the Compensation Committee considers that performance in governing our pay practices. This discussion focuses on the compensation programs provided to our NEOs, who for 2016 were:

Name	Title
Mark R. Hunter	President and Chief Executive Officer
Tracey I. Joubert	Chief Financial Officer
Mauricio R. Restrepo	Former Chief Financial Officer
David A. Heede	Former Interim Chief Financial Officer
Gavin D.K. Hattersley	President and Chief Executive Officer, MillerCoors LLC
Peter H. Coors	Chief Customer Relations Officer; Vice Chairman of our Board and Chairman of Coors Brewing Company
Samuel D. Walker	Chief Legal and Corporate Affairs Officer

Mr. Heede was named interim CFO on November 16, 2015, and continued in that capacity until May 2, 2016, when Mauricio Restrepo was named CFO, at which time Mr. Heede returned to his previous position of CFO of Molson Coors Europe. Mr. Restrepo was CFO until November 17, 2016, when he resigned. Ms. Joubert was immediately announced as CFO following his resignation. Ms. Joubert previously served as CFO of MillerCoors.

Executive Summary

LINKING COMPENSATION TO STRATEGY

On October 11, 2016, we completed the Acquisition of the remaining 58% of MillerCoors and the Miller global brand portfolio for $12 billion, representing the largest transaction in our history, which made us the third-largest global brewer. We also retained the rights to all of the brands that were in the MillerCoors portfolio in the U.S. and Puerto Rico. The transaction was completed at an 8.4 times effective purchase multiple based on MillerCoors 2016 EBITDA, including the present value of cash tax benefits expected to be generated by the Acquisition.

Our business strategy drives our compensation philosophy and the choices we make as a business. Throughout 2016, the executive team made changes to align and enhance our organization, and with the completion of the Acquisition, we believe the building blocks are in place for us to drive top-line growth, profit, cash generation, debt pay-down, and TSR in the years ahead. Our majority-independent Board and entirely independent Compensation Committee are working harmoniously to advance this strategy. Led by our First Choice for Consumers and Customers agenda, these building blocks are grouped into four areas:

Strategy Building Blocks	Performance Measure(1)	2016 Progress
Integration of our organization and brands	Pretax Income, NSR, PACC & TSR	We created and began to implement thorough integration plans to recognize operational cost synergies of the Acquisition and brought nearly 200 MillerCoors employees into Molson Coors leadership roles;
We created a new Enterprise Growth Team to deliver against our ambition by building world-class commercial capabilities; and
We began implementing our plans to lift and shift our highest priority brands, creative platforms, commercial ideas, and innovations between geographies to drive growth and value.
Our Consumer Excellence approach	NSR, FCF, PACC & TSR	Coors Light continued to grow volume at double-digit rates outside North America in 2016 and grew share of the premium light segment in the U.S. for the seventh consecutive quarter;
Our Europe business increased market share, and Staropramen grew retail volume and market share outside of its home market of the Czech Republic; and
Miller Lite reached its ninth consecutive quarter of increasing share of the premium light segment in the U.S.

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Strategy Building Blocks	Performance Measure(1)	2016 Progress
Our Customer Excellence approach	NSR, FCF, Pretax Income, PACC & TSR	We continued to improve our sales execution and revenue management capabilities, increased operational efficiencies, implemented common systems and invested heavily in sales capability and execution improvement;
For the first time in its history, MillerCoors finished first in the most recent Tamarron Supplier Survey, which polls hundreds of U.S. distributors;
In the U.K. we were the number one supplier in the Advantage chain retail survey, and supplier of the year across all categories by Tesco, the biggest U.K. retailer; and
In Canada, we were supplier of the year for Boston Pizza, the largest on-premise retail chain.
Our focus on Talent Development, Diversity & Inclusion	Pretax Income, NSR, FCF, PACC & TSR	We commenced the alignment of content to the new Commercial Excellence framework across all geographies;
We completed design workshops for Supply Chain 2.0, which supports how we integrate our expanded operational footprint;
We designed and implemented our First Choice Learning Center, which has three focus areas for unlocking the potential of our people: leadership, commercial excellence and world-class supply chain; and
We became increasingly diverse last year with respect to background, skills, and gender – most notably with the addition of Betty DeVita to our Board and the appointment of Tracey Joubert as our Chief Financial Officer and Michelle Nettles as our Chief People and Diversity Officer.

(1)	Our 2016 annual incentive program included metrics for adjusted underlying Pretax Income, NSR and FCF. See discussion beginning on page 55 for further details on the annual incentive program and its performance. Our 2016 long-term incentive program used PACC modified by Relative TSR as PSU performance metrics. See discussion beginning on page 57 for further details on the LTIP. See page 58 for the definition of PACC and page 60 for details on PACC performance.

LINKING COMPENSATION TO PERFORMANCE

We are pleased with the overall progress we made in 2016. In addition to completing the Acquisition and moving quickly to integrate our business, we exceeded targets for cash generation and cost savings and expanded pro forma gross margins and underlying pretax income margins globally. Below are some additional performance highlights against specific variable at-risk incentive metrics in our executive compensation program:

Performance Measure(1)	2016 Results vs. Performance Measure Target(2)	2016 Highlights
Pretax Income(3)		We grew pro forma underlying Pretax income 5.0% in constant currency vs. 2015; and We exceeded our target with over $165M in cost savings
NSR(3)

  Pro forma net sales revenue decreased 0.6% in constant currency;

  Pro forma net sales revenue per Hectoliter increased 1.4% in constant currency; and

  Pro forma worldwide beer volume decreased 0.8% vs. 2015.

FCF		Underlying free cash flow was $863.7M, an increase of 19.3% from 2015; We improved our working capital position vs. 2015; and We had lower underlying cash tax payments vs. 2015.
PACC

  PACC continues to be the key driver for our cash and capital allocation strategy;

  We significantly over-delivered against our three-year cumulative adjusted PACC target, which helped us achieve a 200% maximum payout for the first award tranche of PSUs (2014 - 2016) with PACC modified by Relative TSR as the performance metrics; and

  PSU unvested awards for 2015 - 2017 and 2016 - 2018 are also based on PACC modified by relative TSR.

TSR

  Our 2016 TSR was 5.4%, ahead of all major brewers but behind the S&P 500; and

  Our 2014 - 2016 PSU award vested with performance based on PACC and Relative TSR. Relative TSR over the three-year performance period was in the 94th percentile relative to the S&P 500, helping the award achieve a 200% maximum payout.

(1)	Performance Measures, with the exception of TSR are adjusted and non-GAAP as defined on pages 56 and 58.

(2)	See further information about our annual incentive program and actual performance beginning on page 56 and for LTIP beginning on page 59.

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(3)	We have presented pro forma discussion to enhance comparability of financial information between periods, however pro forma results were not used to calculate performance measures. The pro forma financial information is based on the historical consolidated financial statements of Molson Coors and MillerCoors, both prepared in accordance with U.S. GAAP, and gives effect to the Acquisition and the completed financing as if they were completed on January 1, 2015. Pro forma adjustments are based on items that are factually supportable, are directly attributable to the Acquisition or the related completed financing, and are expected to have a continuing impact on Molson Coors’ results of operations and/or financial position. Any nonrecurring items directly attributable to the Acquisition or the related completed financing are excluded in the pro forma statements of operations. Pro forma information does not include adjustments for costs related to integration activities following the completion of the Acquisition, cost savings or synergies that have been or may be achieved by the combined businesses. The pro forma information is presented for illustrative purposes only and does not necessarily reflect the results of operations of Molson Coors that actually would have resulted had the Acquisition occurred at the date indicated, or project the results of the operations of Molson Coors for any future dates or periods. Please see Note 4 beginning on page 100 of our Form 10-K for additional information regarding our pro forma results.

CEO Pay Versus Adjusted Underlying Performance

(1)	2016 was the first year a PSU award vested with PACC as a performance metric. See page 60 for further information on LTIP performance.

There was alignment between CEO TDC and underlying performance in 2014 and 2015, and alignment between CEO TDC and annual incentive plan metrics for all three years of the 2014-2016 performance window. Incentive plan metrics for 2016 anticipated lower pretax income, NSR, and FCF compared to 2015 actual results because of: the impact of foreign exchange currency rates; the planned-for loss of major business contracts; higher pension expense; and additional brand amortization expense. Our CEO exceeded a majority of his 2016 performance targets, and led completion of the Acquisition. For this reason, the Compensation Committee found alignment between CEO TDC and our performance.

CEO TDC in 2014 depicts Mr. Swinburn’s compensation, who had been our CEO since 2008 and retired on December 31, 2014. CEO TDC for 2015 and 2016 depict Mr. Hunter’s compensation, who became CEO on January 1, 2015, and was previously our Europe CEO. Mr. Hunter was brought into the CEO role at the lower end of our pay philosophy with a flight path plan, based on performance and experience, to move toward the median of our peer group over time. After a successful year in 2015, Mr. Hunter’s 2016 compensation was increased, however it still remained below the median of our peer group.

Values shown in the chart above are reflective of final incentive plan results, and are adjusted for the inclusion of MillerCoors results (NSR at 42%), the impact currency exchange rate fluctuations have on the calculations throughout the year and some unplanned items. Additionally, all Acquisition impacts have been removed from the results above to align with how targets were established. The definitions of adjusted underlying Pretax Income, adjusted NSR and adjusted underlying FCF as shown in this chart can be found in the “Components of Executive Compensation and 2016 Executive Pay Program Outcomes - Annual Incentive Results” section beginning on page 55.

Realizable CEO Pay

Realizable pay as shown in the chart below, includes base salary, actual non-equity incentive plan payments, intrinsic value of stock options valued at fiscal year-end 2015, RSUs valued at the share price at fiscal year-end 2015, actual values of PSUs vested for completed cycles of three-year long-term incentive awards and projected payouts as of fiscal year-end 2015.

Comparing our CEO’s realizable pay for fiscal years 2013 through 2015 (the most recent years available for our peer group) relative to our peer group performance shows a strong correlation of pay for performance relative to our TSR during those same years. The peer group used for this purpose and for purposes of reviewing competitiveness of our compensation program for 2016 is shown on page 53.

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Realizable CEO Pay for Performance versus Peer Groups (2013 - 2015)

Furthermore, as shown in the chart below, our CEO’s realizable pay for fiscal years 2014-2016 shows alignment relative to our TSR during those same years. Total pay opportunity includes: base salary, target non-equity incentive payment and grant date fair value of PSUs, RSUs and Stock Options.

Realizable CEO Pay for Performance versus TSR (2014 - 2016)

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CEO PAY ACTIONS

Overall, 2016 business results were above the expectations we set for the Company and thus the compensation earned by our executives for 2016 was above target levels. In addition, TSR was up in 2016 both in absolute performance and relative to our key industry competitors.

Below is a summary of the key components of our CEO’s compensation and how it was impacted by our Company’s performance.

CEO PAY ACTIONS BASED ON 2016 ADJUSTED PERFORMANCE

Component of Pay	Performance Period Results	Resulting Compensation
Base Salary	Overall, Mr. Hunter delivered positively against his performance goals which included: Pretax Income, NSR and FCF targets; employee engagement year-over-year improvement; supply chain transformation; and commercial excellence programs. Additionally, a definitive agreement enabling the Acquisition was reached.	After a review of our peer group, comparable industry data, our pay philosophy and performance, Mr. Hunter’s salary was set at $1,100,000 (an increase of 10% over 2015). This was below the 50th percentile for our peer group.
Short-Term Incentive	Overall results multiplier was above target (Pretax Income and FCF metrics were above target, while NSR metric was below target).	Using the same evaluation criteria as above, Mr. Hunter’s 2016 MCIP target was increased to 140% from 135% in 2015. MCIP payout was 107% of his 2016 target. See page 57 for details on 2016 STI performance results.
Long-Term Incentive	We significantly over-delivered against our 2014-2016 PACC target and also performed in the top quartile for Relative TSR against the S&P 500 during the performance period.

  Using the same evaluation criteria as base salary above, Mr. Hunter’s 2016 LTIP target was increased to $4.5M from $3.5M in 2015.

PSUs for the 2014 - 2016 performance period delivered 200% of their target value (max). See page 60 for details on 2016 LTI performance results.

Due to strong stock price performance,

–   Stock Options vesting in 2016 and 2017 had an average unexercised value approximately 133% higher than their grant date fair value; and

–   RSUs that vested in 2016 delivered a 92% premium over their grant date fair value.

EXECUTIVE COMPENSATION GOVERNANCE BEST PRACTICES CHECKLIST

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Design our executive compensation program to encourage excessive risk taking
Use a balance of short and long-term incentive awards and establish diverse performance metrics for both	Re-price stock options without stockholder approval
Voluntarily implemented clawback provisions	Provide excise tax gross-ups to new executives
Consider peer group and comparable industry data in setting compensation	Issue dividends or dividend equivalents to executives on unvested RSUs and PSUs
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Permit pledging of company stock, except under certain limited circumstances due to our controlled company status
Segregate duties between the independent Compensation Committee, our Board, the Compensation Consultant and management	Use excessive perquisites
Actively engage with investors regarding executive compensation and governance practices	Offer excessive change in control or severance benefits

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Executive Compensation Philosophy

Our executive compensation program establishes compensation principles that enable us to attract and retain the leaders who will effectively execute our business strategy and make us successful. The Compensation Committee reviews these principles regularly to ensure that they support our strategic objectives. Incentive plan metrics are reviewed against Board approved business and financial plans. Our objective is for our executive compensation programs to be consistent with competitive practice in an ever-changing marketplace.

In setting those compensation levels, we use the following principles:

Pay for Performance Compensation Mix;

Market Competitive; and

Opportunity.

PAY FOR PERFORMANCE COMPENSATION MIX

We pay for performance. Within our global total rewards strategy, the percentage of at-risk performance-based pay increases with the level of responsibility and contribution to our Company. For 2016, STI and LTI performance awards were based on the adjusted underlying key financial measures as reflected below:

Consistent with our pay philosophy and in-line with the compensation structure at our peer companies, our NEO’s annual TDC at target levels are structured so that 85% of the CEO’s compensation and 66% of each of the other NEO’s compensation consists of STI and LTI compensation that is at-risk and variable with performance, including stock price performance and Relative TSR.

Combined, our short-term and long-term incentives are designed to drive and reward the performance of the Company, our business units and our people. Our mix of fixed and variable annual and LTI compensation motivates both short-term performance toward designated financial objectives and longer-term strategic performance, both driving value to our stockholders. When the drivers of stockholder value do not increase, our incentive programs are designed in a way to result in lower executive compensation.

Based on the target levels of pay by component stated above, the following is the mix of executive compensation which illustrates our emphasis on at-risk and performance based pay.

2016 Target Compensation Mix

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MARKET COMPETITIVE

We have one global process for setting base salaries, annual incentive opportunities and LTI grant values for our NEOs and other top executives, however, we generally set benefits and perquisites on the basis of the home country practice and applicable law.

In considering our size for purposes of peer comparisons, we have historically included our pro-rata share of revenue from our MillerCoors joint venture for which our executive leadership team shaped and closely oversaw strategy and operations. Following the Acquisition, 100% of MillerCoors results will be reported in our U.S. GAAP financial statements and will be included in both our 2017 annual and LTI targets.

Each year, the Compensation Committee reviews the competitiveness of our compensation program. For 2016, the Compensation Committee used a peer group of 14 companies and survey data from other consumer products industry companies to assess the competitive levels for each of the elements of TDC (base salary, annual incentive and long-term incentives) and, when appropriate, perquisites and executive benefits. Looking forward to 2017, our peer group will evolve as we have become a much larger company with full control of MillerCoors.

The Compensation Committee, in consultation with the independent Compensation Consultant, designed the 2016 peer group so that our annual revenue, including our proportionate share of the MillerCoors joint venture revenue, would fall near the median of the peer group’s annual revenue. The Compensation Committee also selected the peer group based on consideration of the following similarities:

Our 2016 peer group consisted of the following companies:

Anheuser-Busch InBev SA/NV	General Mills, Inc.
Brown-Forman Corporation	Heineken NV
Campbell Soup Company	The Hershey Company
Coca-Cola Enterprises Inc.	Kellogg Company
ConAgra Foods, Inc.	Keurig Green Mountain, Inc.
Constellation Brands Inc.	The J. M. Smucker Company
Dr Pepper Snapple Group, Inc.	SABMiller

There were no changes to our peer group in 2016 compared to 2015, however, as previously mentioned, we expect our peer group will change for 2017 to reflect our new size, scope and scale.

OPPORTUNITY

The table below describes the purpose of each element of our pay program and what peer group data point is included when the Compensation Committee reviews our compensation programs. While the “Peer Group Data Point” below illustrates the pay level we consider from our peer group when compensation decisions are made, we do not benchmark to our peer group; rather it is only one component in our decision making around executive compensation. Additionally, we consider executive experience and performance, business and industry challenges and macroeconomic factors.

Further, we facilitate cross-border mobility within our workforce through our compensation programs. Specifically, we maintain robust talent management programs, which allow for succession both vertically, laterally and internationally across our business.

Element of Compensation	Purpose	Peer Group Data Point
Base Salary-Fixed Pay	Fixed dollar amount which provides a competitive level of fixed compensation	Median of peer group
Annual Incentive Awards - Pay for Performance	Provide annual variable pay opportunities to reward achievement of short-term Company goals which drive long-term value creation	Generally, median of peer group Positioning of actual payouts are determined by performance
LTI Awards - Pay for Performance	Provide long-term variable pay opportunities to reward achievement of long-term Company goals	Generally, median of peer group Positioning of actual payouts determined by performance

We add the elements of compensation shown above to calculate TDC. The Compensation Committee does not establish an overall TDC benchmark; rather, individual components of pay are established separately as noted above.

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Oversight of Executive Compensation Programs

To ensure consistent application of our philosophy described above, we draw on the perspectives of different groups in setting objectives, reviewing performance and determining compensation for our executive officers, including our NEOs, as set forth in the following table:

ROLES AND RESPONSIBILITIES

Our Board (Majority Independent)

  Sets annual operating plan and long-range (three-year) plan, including Pretax Income, NSR, FCF and PACC targets. These metrics lay the foundation for our compensation programs;

  Reviews the CEO’s performance measured against the above metrics and the manner in which he motivated the team to achieve them; and

  Sets CEO and Mr. Coors’ base pay, annual incentive target (and approval of any bonus payout) and LTI targets (and approves any grants) after reviewing recommendations from the Compensation Committee. In Mr. Coors’ case, the Compensation Committee historically reviewed Mr. Coors’ annual bonus granted under the MillerCoors’ annual compensation program as a result of his governance role for MillerCoors prior to the Acquisition. Because of the Acquisition and Mr. Coors’ leadership position on Molson Coors’ Board, he will not participate in Molson Coors’ annual incentive program.

Compensation Committee (Independent)

  Sets compensation for the NEOs other than the CEO and Mr. Coors;

  Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO and Mr. Coors for approval by our Board;

  Following our Board’s establishment of business goals and objectives, sets performance measures for purposes of Section 162(m) of the Code; and

  Certifies levels of attainment of the Company and business unit performance and reviews the NEO’s (other than the CEO) performances based on the evaluation presented by the CEO.

Compensation Consultant (Independent)

  Reports directly to the Compensation Committee;

  Assists in developing recommendations for executive compensation, including for the NEOs; and

  Based on input and guidance from the Compensation Committee, the CEO and Chief People and Diversity Officer, develop and provide information and recommendations for use by the Compensation Committee in reviewing and adjusting our global compensation program, including:

–   peer group and industry data;

–   assessments of pay competitiveness for executive officers;

–   methodologies for implementation of compensation elements and relative pay and performance alignment.

CEO

  Recommends individual performance goals of other NEOs and guides the achievement of those goals;

  Evaluates each of the other NEOs, on the basis of personal goals set for the year and a self-assessment completed by the NEO;

  Recommends salaries and short-term and long-term incentive awards for the other NEOs, based on his assessments; and

  Reviews trend information and reports prepared by the Compensation Consultant regarding competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation Committee.

Chief People and Diversity Officer

  Reviews reports and trend information prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels for our executive officers, in order to make recommendations to the Compensation Committee; and

  Makes recommendations regarding changes to our executive compensation programs to the CEO and the Compensation Committee.

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Components of Executive Compensation and 2016 Executive Pay Outcomes

Following is a summary of the key elements of our executive compensation program:

BASE SALARY

We use base salary as a level of fixed compensation, which is designed to be competitive with our peers. Base salary is reviewed annually by the Compensation Committee, and adjusted based on considerations such as positioning vs. our peer group, time and performance in role, as well as scope of responsibilities.

For 2016, the Compensation Committee approved the following NEO salary adjustments, other than for Mr. Hunter and Mr. Coors whose adjustments were approved by our Board after recommendation by the Compensation Committee.

	December 31, 2015	December 31, 2016	% of Base
NEO	Base Salary ($)	Base Salary ($)	Salary Change
Mark R. Hunter	1,000,000	1,100,000	+10.0%
Tracey I. Joubert(1)	N/A	650,000	N/A
Mauricio R. Restrepo(2)	N/A	N/A	N/A
David A. Heede(3)	278,267	283,832	+2.0%
Gavin D.K. Hattersley(1)	N/A	936,000	N/A
Peter H. Coors(4)	850,000	850,000	0.0%
Samuel D. Walker	642,549	661,825	+3.0%

(1)	Ms. Joubert and Mr. Hattersley were employees of MillerCoors until the Acquisition and the Compensation Committee set Ms. Joubert’s base salary upon her appointment as CFO on November 17, 2016.

(2)	Mr. Restrepo was not a Molson Coors employee in 2015 and resigned November 17, 2016.

(3)	A GBP to USD exchange rate of 1.234 as of the end of the Company’s fiscal year, December 31, 2016, was used to convert Mr. Heede’s 2016 and 2015 base salaries.

(4)	Mr. Coors was Executive Chairman of MillerCoors until the Acquisition. Following the Acquisition, MillerCoors became a fully-owned subsidiary of the Company and the role of Executive Chairman of MillerCoors no longer existed. Mr. Coors signed a new offer letter that superseded and replaced his previous employment agreement which was in place since January 1, 2009, and was amended on December 10, 2013. Mr. Coors’ new role is Chief Customer Relations Officer (CCRO) with customer relations and responsibilities for our brands, specifically Coors-branded products and has a thirty-six month fixed term which began on October 11, 2016.

ANNUAL INCENTIVES

We refer to our annual incentive program as the MCIP, which is administered under our Incentive Plan. The MCIP provides variable pay opportunity for short-term performance, which is consistent with peer companies’ practices and rewards participants for achievement against short-term objectives that can have a long-term impact on our performance.

Our MCIP rewards executives, including the NEOs, for performance against pre-established annual performance goals at the Company, business unit and individual levels. Individual goals measure performance against specific job requirements and carry a 25% weight of total MCIP target for all NEOs with the exception of Mr. Hunter and Mr. Coors, who do not have an individual component. For 2016, individual goals for our NEOs included objectives tied to successfully closing the Acquisition, post-Acquisition organizational design, engagement survey action planning, project delivery applicable to each NEO’s area of responsibility, and retaining, attracting and developing key talent. It is important to note that the opportunity for payment against individual goals is fully conditional upon receiving a payout based on the results of the Company and or applicable business unit. If the Company and or business unit component does not pay out due to below threshold performance, the individual component does not pay out either. The Compensation Committee maintains control over the MCIP award payout, gauging reasonableness of final award payout results against performance.

In the first quarter of each fiscal year, the Compensation Committee establishes a target and maximum MCIP award for each NEO based on annual operating plan financial metrics. Award payouts can range from 0% to 200% of the target award, based on level of achievement. The Compensation Committee then has discretion to adjust those maximum award levels downwards (but not upwards) for unforeseen economic or business issues impacting any one or all of the business units. Any downward adjustments are determined by the results of the MCIP metrics and the executive’s performance against specific individual goals.

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The 2016 MCIP awards were based on the following metrics:

Metric	Definition
Underlying Pretax Income (33%)	Pretax income (loss) from continuing operations, adjusted for certain items(1)
NSR (33%)	Our total revenue from sales after excise taxes, adjusted for our percentage ownership of MillerCoors and certain items(1)
Underlying FCF (33%)	Cash provided by operating activities, minus capital expenditures and our net investing cash flows from the MillerCoors joint venture, adjusted for certain items(1)
(1)	For NEOs, the underlying Pretax Income, NSR and underlying FCF achievements were measured against a performance scale which included threshold, target and maximum performance levels for the year, as shown below. Similar targets were used for other executive officers and all are based on their primary geographical responsibilities along with a corporate component. The adjustments to arrive at these underlying metrics are determined in accordance with the Company’s written policies regarding such matters. These underlying metrics are further adjusted at the discretion of, and subject to approval by, the Compensation Committee in accordance with the MCIP.

The awards under MillerCoors’(1) 2016 STI plan were based on the following metrics:

Metric	Definition
Underlying EBITA (25%)	Earnings before interest, taxes and amortization
Domestic Gross Margin (35%)	Calculated as the difference between domestic net sales revenue and domestic cost of goods sold, divided by domestic net sales revenue, expressed as a percentage
Domestic Sales to Retailers (STRs) (40%)	Total domestic volume sold to retailers vs. 2015

(1)	Bonuses for Messrs. Coors and Hattersley, as well as Ms. Joubert were based on performance against the MillerCoors STI plan. For 2017, Mr. Hattersley and Ms. Joubert will move to the MCIP, consistent with all other NEOs. Mr. Coors will not be eligible for a 2017 STI or MCIP award.

(2)	MillerCoors metrics are calculated using International Financial Reporting Standards (IFRS).

These metrics were chosen by the MillerCoors Compensation Committee to continue their focus on profitability and to reinforce the importance of returning MillerCoors to profitable total volume growth.

2016 ANNUAL INCENTIVE RESULTS

Below are the threshold, target and maximum levels of achievement at the corporate and business unit levels for 2016 and corresponding adjusted underlying results. We calculate MCIP performance using NSR which is a GAAP measure, and non-GAAP underlying Pretax income and FCF. For underlying Pretax income and FCF, results are calculated by excluding special and other non-core items from the nearest U.S. GAAP performance measure (for more information on special items, see Part II, Item 8, Note 7 Special Items in our Annual Report on Form 10-K for the year ended December 31, 2016), which is net income from continuing operations attributable to MCBC before tax for underlying Pretax income and net cash provided by operating activities for underlying FCF. Applicable GAAP and underlying non-GAAP results may be adjusted for certain unplanned items and to remove the impact of changes in exchange rates on the calculations over the course of the year at the Compensation Committee’s discretion. Additionally, all impacts related to the Acquisition were removed from actual results to align with how targets were established.

2016 MCIP ADJUSTED UNDERLYING RESULTS

Business Unit - Corporate (amounts in $ USD millions)
Metric	Weighting	Threshold	Target	Max	Actual	Payout
Pretax Income	33%	738.3	820.3	943.3	839.5	116%
NSR	33%	6,507.4	6,778.5	7,049.6	6,617.3	41%
FCF	33%	544.7	600.2	750.3	697.0	164%
TOTAL PAYOUT						107%

Business Unit - Europe (amounts in € EURO millions)
Metric	Weighting	Threshold	Target	Max	Actual	Payout
Pretax Income	33%	153.2	180.2	225.3	174.6	89%
NSR	33%	1,703.0	1,774.0	1,845.0	1,744.3	58%
FCF	33%	169.0	189.0	236.3	227.3	181%
TOTAL PAYOUT						109%

MillerCoors STI Results
Metric	Weighting	Threshold	Target	Max	Actual	Payout
Underlying EBITA ($ USD millions)	25%	1,380.0	1,444.0	1,500.0	1,515.0	200%
Domestic Gross Margin (%)	35%	39.0	42.3	43.3	43.6	200%
Domestic STRs (% change from 2015)	40%	(2.3)	(1.8)	(1.2)	(2.5)	—%
TOTAL PAYOUT						120%

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The following table summarizes the calculation of final 2016 MCIP awards for our NEOs after review by the Compensation Committee (and the independent members of our Board in the case of Messrs. Hunter and Coors). The multiplier shown is aligned with corporate, business unit and individual performance goals and represents achievement against objectives. This multiplier was subject to discretionary adjustment (up or down, within the maximum allowable payment amounts as determined under the MCIP) by the Compensation Committee (or the independent members of our Board, in the case of Messrs. Hunter and Coors) based on individual performance. The “Grants of Plan Based Awards for 2016” table on page 66 provides information on each NEO’s threshold, target and maximum MCIP award.

NEO	2016 STI Target (as a % of Salary)	Component	Weight (%)	STI Multiplier (%)	STI Award for 2016 ($) (Paid in 2017)
Mark R. Hunter	140	MCBC Corp	100	107	1,597,867
		TOTAL			1,597,867
Tracey I. Joubert(1)	65 / 75	MillerCoors	75	120	387,445
	65 / 75	Individual Goals	25	110	118,386
		TOTAL			505,831
Mauricio R. Restrepo(2)	75	MCBC Corp	75	N/A	N/A
		Individual Goals	25	N/A	N/A
		TOTAL			N/A
David A. Heede(3)	45 / 50	MCBC Corp	37.5	107	52,759
		Molson Coors Europe	37.5	109	52,759
		Individual Goals	25	120	42,207
		TOTAL			147,725
Gavin D.K. Hattersley	125	MillerCoors	75	120	1,053,000
		Individual Goals	25	100	292,500
		TOTAL			1,345,500
Peter H. Coors(4)	120 / 0	MillerCoors	100	120	946,426
		TOTAL			946,426
Samuel D. Walker	75	MCBC Corp	75	107	394,469
		Individual Goals	25	100	131,490
		TOTAL			525,959

(1)	Ms. Joubert’s STI target while CFO of MillerCoors (January 1, 2016 - November 16, 2016) was 65% of her base salary. Effective November 17, 2016, Ms. Joubert became CFO of Molson Coors and her MCIP target became 75% of base salary, thus her award has been prorated accordingly.

(2)	Mr. Restrepo resigned effective November 17, 2016, and thus was not eligible for a 2016 STI award.

(3)	A GBP to USD exchange rate of 1.234 as of the end of our fiscal year, December 31, 2016, was used to convert Mr. Heede’s MCIP award.

(4)	Mr. Coors’ STI target was 120% from January 1, 2016 - October 10, 2016. Effective October 11, 2016, Mr. Coors became CCRO with no STI target eligibility, thus his award has been prorated accordingly.

LONG-TERM INCENTIVES

We use our LTIP to provide variable pay compensation in the form of equity that rewards executives when we achieve long-term results that align with stockholders’ interests.

Under our LTIP, we generally grant executives three types of LTI awards, which are administered under the Incentive Plan: PSUs, RSUs and Stock Options. With the exception of Mr. Hattersley and Ms. Joubert, whose awards were granted by MillerCoors, and Mr. Heede who was on an interim assignment, each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards. For 2016, we continued with our 2015 mix of awards (see table below) to provide the appropriate balance of performance- and retention-based compensation to support our long-term strategy. This mix of awards is designed to tie executive compensation to TSR, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

LTIP Allocation
Award Type	2016 (%)	2016 Alignment to Shareholders
PSUs	50	Payout depends on our performance against PACC targets modified by Relative TSR, and stock price
RSUs	30	Value of award depends on our stock price at time of vesting
Stock Options	20	Value is realized only if our stock price increase from the grant date

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The key components of our LTIP are summarized below:

Performance Equity (PSUs)

PSUs reward executives, including the NEOs, for our achievements against pre-determined performance metrics over a three-year performance period.

PSUs are granted annually, which keeps focus on the applicable performance metrics. Annual grants (as opposed to end-to-end three-year grants) also provide less opportunity for the performance metrics to become misaligned with the strategic direction and objectives of our Company.

The performance metrics for the 2016-2018 PSUs are PACC, as modified by our Relative TSR. This aligns one of the largest components of our executive pay program to our shareholder return (31% of TDC at target levels for the CEO and approximately 19% for the other NEOs).

Metric	Definition
PACC	Operating Profits minus Capital Charge
– Operating Profits – Capital Charge	Underlying earnings before interest and taxes (EBIT) multiplied (x) by 1 minus (-) our underlying effective tax rate plus (+) depreciation and amortization
Underlying gross operating assets(1) multiplied (x) by our weighted average cost of capital (WACC)(2)
Relative TSR	Stock price appreciation plus dividends paid during the performance period, divided by starting opening period stock price and compared relative to the S&P 500

(1)	Underlying gross operating assets means the Company’s 13-point average gross operating asset balance used to calculate the Capital Charge. It includes current assets; gross property, plant and equipment; equity investment based upon the consolidated equity from our ownership interest in a joint venture; goodwill and intangibles; and other assets and liabilities. It excludes deferred current and long term tax assets, notes receivables; deferred tax liabilities, and current and long term debt. It is also adjusted to exclude the impact of Special or non-core items on gross operating assets to the extent the impact of the individual event requiring Special or non-core treatment is in excess $50 million.

(2)	WACC is a fixed amount and is not subject to management adjustments. It takes into account the return required by stockholders and creditors to fund the Company on a long-term basis.

PACC is an annual calculation, and PSU PACC targets are based on a 3-year cumulative calculation.

In order to achieve a 200% maximum payout for the 2016 - 2018 PSU awards, our Company must exceed its PACC target by more than 120% and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (56% of the target award), our Company must achieve at least 80% of its PACC target and any level of Relative TSR achievement. Any result below 80% of the PACC target results in no payout of the PSUs. We believe the target level of the PACC metric is challenging, but achievable with good performance, whereas the maximum performance levels represent significant stretch goals.

In November of 2016 the Compensation Committee re-set the 2016 - 2018 PSU cumulative PACC target for 2017 and 2018 to include the impacts of the Acquisition to better reflect our new business reality and to keep executives focused on integrating the business, achieving synergy and deleverage goals, as well as growing our top-line volume. We did not re-set the targets for 2016 because the Acquisition occurred in the fourth quarter of the year. Instead, all impacts of the Acquisition for 2016 were adjusted out of actual results.

As a consequence of the Acquisition, all outstanding MillerCoors PSU awards for 2014-2016 and 2015-2017 were converted to Molson Coors RSUs based on the value of the outstanding awards on the Acquisition date. The substituted shares mirror the original vesting period and will be settled in Class B common stock upon vesting. The outstanding MillerCoors 2016-2018 PSU awards were converted to Molson Coors PSUs with the same performance metrics as the MillerCoors awards. The performance terms contemplated the Acquisition, and thus had only a one-year performance period (2016) with a three-year cliff vest based on continued service. The performance metric was Return on Invested Capital (ROIC) for the fiscal year ending December 31, 2016, and was achieved at 200%. ROIC is defined as EBIT divided by the sum of total net assets less current liabilities (net capital). Net assets are defined as current assets, fixed assets (including plant, machinery, equipment, etc.), goodwill and intangibles net of amortization. Upon determination of performance against the 2016 metric, the awards were then converted to Molson Coors RSUs and will vest per their original terms on January 1, 2019, subject to continued service, and will be settled in Class B common stock.

The number of PSUs awarded to each NEO is determined at the date of grant by dividing the target value of the total award by the closing price of our Class B common stock on that date, and rounded up to the next whole share. The final award amount, upon vesting, is then adjusted upwards or downwards based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation Committee for each NEO in connection with the grant of PSUs). PSUs have no value if threshold performance is not met. At maximum performance, PSUs vest at 200% of the target value.

Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation Committee. Historically, performance awards have been settled in all shares.

The performance metrics for the 2014-2016 PSU awards were PACC, modified by Relative TSR. See performance results for these awards beginning on page 60.

PSUs vest on a pro-rata basis in the event of retirement, death or disability and are paid out following the performance period, based on actual results. PSUs vest and are paid at 120% of target upon a change in control. For any other termination of employment before the end of the performance period PSUs are forfeited.

Dividend equivalents are not paid on PSUs.

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RSUs

RSUs vest 100% on the third anniversary of the date of grant, subject to continuing employment.

Vested RSUs are settled in shares of Class B common stock.

Providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.

The number of RSUs is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date, and rounded up to the next whole share.

Dividend equivalents are not paid on the RSUs.

The number of RSUs granted to each NEO in 2016 is detailed in the “Grants of Plan Based Awards for 2016” table beginning on page 66.

As a consequence of the Acquisition, all outstanding MillerCoors RSU awards were converted to Molson Coors RSUs based on the value of the outstanding awards on the Acquisition date. The substituted shares mirror the original vesting period and will be settled in our Class B common stock upon vesting.

A pro-rata portion of the outstanding unvested RSUs will vest in the event of termination of employment due to retirement, death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent that a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options

The ten-year term of our stock options provides an effective retention tool over the longer term because they retain potential value for executives even in the face of a prolonged downturn in the equity markets. This provides balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards.

Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares from the grant date to some point in time after the vesting date.

The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date, and rounded up to the next whole share.

The number of options and the associated exercise prices for NEOs are set forth in the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 69.

As a consequence of the Acquisition, all outstanding MillerCoors Stock Appreciation Rights (SARs) were converted to Molson Coors Stock Options based on the value of the outstanding awards on the Acquisition date. The substituted Stock Options mirror the original vesting period and expiration dates.

Upon retirement, unvested stock options vest. In the event of termination for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent that a substitute award is provided.

We do not permit re-pricing of stock options without stockholder approval.

LONG-TERM INCENTIVE RESULTS

The grant date fair value of the LTI awards granted to the NEOs in 2016 is shown below. Options are valued at their Black-Scholes value.

Total 2016 Annual
LTIP Awards
Name	($)
Mark R. Hunter	4,431,942
Tracey I. Joubert(1)	2,697,493
Mauricio R. Restrepo(2)	N/A
David A. Heede	268,123
Gavin D.K. Hattersley(1)	3,121,363
Peter H. Coors(3)	1,318,080
Samuel D. Walker	1,181,958

(1)	Ms. Joubert’s and Mr. Hattersley’s 2016 LTI award values are based on Molson Coors substituted awards granted in place of their outstanding MillerCoors awards. The outstanding MillerCoors awards on the Acquisition date were converted based on their value on the Acquisition date. Ms. Joubert was granted Molson Coors substitute awards for her outstanding 2014, 2015 and 2016 MillerCoors RSU and PSU awards, and her 2012, 2014, 2015 and 2016 SARs. Mr. Hattersley was granted Molson Coors substitute awards for his outstanding 2016 MillerCoors RSU awards, PSU awards and SARs. All Molson Coors substitute awards will vest according to their original MillerCoors terms.

(2)	Mr. Restrepo was awarded $3,300,156 in sign-on LTI awards, however, when he resigned from the Company effective November 17, 2016 he forfeited all of these LTI awards.

(3)	Mr. Coors received a grant on October 11, 2016, of 12,000 cash-settling RSUs vesting pro-rata on December 31, 2017, 2018 and 2019 pursuant to his offer letter for the CCRO (see below discussion). Additionally, Mr. Coors received $125,094 in equity awards as part of his compensation for his service as a director, which are not reflected in the chart above.

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As a consequence of the Acquisition and resultant integration planning, we entered into a new offer letter with Mr. Coors that became effective on the Acquisition date. The new offer letter superseded Mr. Coors’ previous employment agreement because Mr. Coors’ role as Executive Chairman of MillerCoors ceased to exist post Acquisition. The offer letter provided that Mr. Coors will serve as our CCRO with customer relations and ambassadorial responsibilities for our brands, specifically Coors-branded products and has a fixed term concluding thirty-six months after the Acquisition. In recognition of Mr. Coors’ continued membership on our Board of Directors, Mr. Coors will not participate in our annual short or LTI compensation plans or Severance Pay Plan afforded to other executives. To aid in the retention of Mr. Coors in his new role and to recognize his acceptance of the offer letter with significantly reduced annual cash compensation and severance benefits as compared to his superseded employment agreement, Mr. Coors was granted 12,000 cash settling RSUs on the Acquisition date vesting pro-rata on December 31, 2017, 2018 and 2019, which are reflected in the previous table.

2014 - 2016 PSU Payout Results

Our first PSU award, with adjusted PACC modified by Relative TSR as the performance metrics, vested on March 7, 2017 (with the 3-year performance period ending December 31, 2016) and achieved the maximum payout of 200%. The first chart below shows the full award matrix, and the subsequent charts show a breakout by component of how the Compensation Committee calculated final results.

Cumulative 2014-2016 PACC			Relative TSR
	25th %ile	37.5th	Median	62.5th	75th
% of Target	and below	%ile	(50th %ile)	%ile	%ile+
=>120%	108%	131%	154%	177%	200%
110%	90%	109%	128%	147%	166%
100%	70%	85%	100%	115%	130%
80%	56%	68%	80%	92%	104%
<80%	0%	0%	0%	0%	0%

The 3-year cumulative adjusted PACC result was $723.5M vs. a target of $501.0M. The result was above 120% of the target (see Performance Equity section beginning on page 58 for details on how PACC is calculated), and thus achieved 154% performance.

Cumulative 2014-2016 PACC
% Achievement of PACC Target	PACC Multiplier
=>120%	154%
110%	128%
100%	100%
80%	80%
<80%	0%

Relative TSR over the performance period was in the 94th percentile, and thus achieved 130% performance.

			Relative TSR
	25th %ile	37.5th	Median	62.5th	75th
TSR Percentile	and below	%ile	(50th %ile)	%ile	%ile+
TSR Multiplier	70%	85%	100%	115%	130%

The result of PACC performance (154%) is multiplied (or modified) by the result of Relative TSR performance (130%) for the total payout result of 200%. Although not necessary for calculating the 2014-2016 PSU award performance, points in between results would be linearly interpolated.

PERQUISITES

In addition to the executive compensation program elements described above, we provide certain limited perquisites to our executives, including the NEOs, which we believe are appropriate and competitive. These perquisites are described below and in the narrative following the “Summary Compensation Table” section beginning on page 64.

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INTERNATIONAL ASSIGNMENTS

Our Global Mobile Workers Policy was established to allow us to move talent around the world in a consistent and efficient manner. The Global Mobile Workers Policy allows for short-term employee accommodations, necessary transportation, cost-of-living adjustments (as appropriate), tax return preparation services and in certain situations, tax equalization associated with an international assignment. Any compensation received by any NEOs while a participant in these programs is included in the “Summary Compensation Table” beginning on page 64.

RETIREMENT AND OTHER POST-TERMINATION BENEFITS

Retirement

Executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the IRS income and benefit limits placed on retirement plans. Similarly, in addition to the standard retirement plans provided in the U.K. and Canada, we provide an EFRBS to highly-compensated U.K. employees to address HMRC income and benefit limits. These supplemental plans are further discussed below under Deferred Compensation.

In connection with completing our joint venture with MillerCoors in 2008, the tax qualified Miller Brewing Company and Molson Coors Brewing Company defined benefit retirement plans in the U.S. were contributed to the joint venture and ultimately combined into the MillerCoors LLC Pension Plan. Likewise, the associated non-qualified defined benefit plans were also contributed for employees of Miller Brewing Company and Molson Coors that were transferred to the joint venture. Benefit accruals for legacy salaried employees of Miller Brewing Company hired prior to 2005 were frozen as of December 31, 2007. Mr. Hattersley and Ms. Joubert have benefits under the plans and were impacted by the freeze. Messrs. Coors and Walker had benefits under the qualified retirement plan and benefit accruals ceased as of July 2008, at the formation of the joint venture.

As of April 1, 2009, we froze benefit accruals under the qualified defined benefit pension plan in place for employees in the Molson Coors UK business unit. Messrs. Hunter and Heede have benefits in that plan and were impacted by these changes.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table beginning on page 72.

Deferred Compensation

For highly compensated U.S. employees, including the NEOs, we have established supplemental savings plans for each business unit. These plans are substantially similar in structure and operation to our qualified 401(k) plans, and are intended to make employees whole on Company contributions, which would otherwise be made to our 401(k) plans, were it not for certain IRS limits. MillerCoors also provides certain executives the ability to defer receipt of base salary and certain incentive compensation payments, although neither Mr. Hattersley nor Ms. Joubert have elected to participate.

We have established an unfunded individual EFRBS for both Messrs. Hunter and Heede. This allows certain tax benefits to be realized during the accumulation of their retirement benefits given that they have reached the general limits on tax deductible pension accumulation in the U.K.

We believe these benefits to be competitive to similarly situated executives and market practices.

Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section beginning on page 73.

Change in Control and Severance

Through the combination of the CIC Program and the Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. The NEOs participate in the CIC Program and the Severance Pay Plan.

As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

Under the CIC Program, a participant is entitled to certain “double-trigger” benefits following a change in control, that is, CIC benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or if the participant resigns for good reason (amounting essentially to constructive discharge), in each case, on or within a certain period of time (for NEOs, two years) after the change in control of the Company. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company.

The Compensation Committee last provided a change in control agreement that included an excise tax gross up in 2009, and no new participants have been or are expected to be gross-up eligible. We no longer provide the excise tax gross-up benefit to Mr. Hunter following his appointment as President and CEO to the Company effective January 1, 2015. Mr. Hunter will continue to participate in the Severance Pay Plan.

Additional information about our CIC Program and Severance Pay Plan is provided in the “Potential Payments upon Termination or Change in Control” section beginning on page 74.

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Additional Information Regarding Executive Pay

GOVERNANCE OF EQUITY GRANT PROCESS

The Compensation Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. This typically occurs at its regularly scheduled meeting in the first quarter of the year.

Individual recognition equity awards may be granted at other times during the year related to special circumstances, such acquisitions, establishment of joint ventures, promotions, extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers also typically occur at the time the individual joins the organization or first becomes an officer. Equity awards made to NEOs during 2016 are further described under the header “Long-Term Incentive Results” in the “Components of Executive Compensation and 2016 Executive Pay Outcomes” section beginning on page 55. These awards are also reflected in the relevant compensation tables beginning on page 64.

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for our senior officers, including the NEOs, because we believe that it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, senior officers must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary. All of our NEOs currently satisfy the applicable stock ownership guidelines which are set forth below.

Position	Requirement Met?	Ownership Requirement: Multiple of Annual Salary	Additional Details
CEO	Yes	5 x

Each NEO has five years from the commencement of their current role within the Company to reach the required ownership level.

Shares owned outright, the value of shares in deferred compensation plans and the projected value of unvested RSUs and PSUs count toward the ownership requirement while vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

RECOVERY OF AWARDS

In 2015, we enhanced our clawback policy which allows for the recovery of incentive compensation from current and former executive officers and certain other employees, if designated by the Compensation Committee, in the event we are required to prepare an accounting restatement due to material noncompliance with required financial reporting requirements under the securities laws, regardless of whether the officer was at fault in the circumstances leading to the restatement. This enhancement applies to incentives related to 2015 performance and beyond and will apply to current and former executive officers and certain other employees designated by the Compensation Committee.

The Compensation Committee will also modify this recovery policy based on the requirements to be issued by the NYSE pursuant to the mandate under Dodd Frank once the NYSE rules are finalized.

We also negotiate pay back terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses. Mr.  Restrepo resigned on November 17, 2016 during the twenty-four month pay-back period for both his sign-on bonus and relocation expenses per his offer letter, thus he is required to re-pay these amounts. Additionally, none of the long-term incentive awards granted to Mr. Restrepo vested prior to his resignation and were forfeited, along with his 2016 MCIP payment.

COMPLIANCE WITH SECTION 162(m) OF THE CODE

Section 162(m) of the Code generally limits the tax deductibility of compensation paid by a public company to its chief executive officer and the three other most highly compensated executive officers (excluding the chief financial officer) who are in office at the end of the fiscal year to $1 million per officer in the year the compensation becomes taxable to the executive. There is an exception to the $1 million limit on deductibility for compensation that qualifies as “performance-based” or satisfies another exception. While the Compensation Committee seeks to preserve tax deductibility in developing and implementing our executive compensation program, the Compensation Committee believes it should retain flexibility in awarding compensation to our NEOs and thus has not adopted a policy that all compensation must be deductible for federal income tax purposes.

The Compensation Committee also considers the effect of accounting treatment in determining appropriate forms of compensation.

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INDEPENDENCE OF THE COMPENSATION CONSULTANT

During 2016, the Compensation Committee utilized Pay Governance, an independent executive compensation firm which does no other business with the Company (except to act as its Compensation Consultant), to advise the Compensation Committee and Board on the design and potential changes to our executive and director compensation policies.

The Compensation Committee reviewed the Company’s relationship with Pay Governance to ensure the independent judgment of the Compensation Consultant and does not believe that there are any conflicts of interest. This review is conducted to ensure the Compensation Consultant renders candid and direct advice independent of management’s influence.

RESPONSE TO ADVISORY SAY-ON-PAY VOTE

The Compensation Committee has also taken into consideration the results of the 2016 stockholder advisory vote to approve executive compensation. The result of the vote was that stockholders approved (receiving approximately 99% of votes cast in favor) our Board’s recommendation to approve, on an advisory basis, the compensation of our NEOs presented in our 2016 proxy statement. Partially as a result of the strong stockholder support of our executive compensation programs, the Compensation Committee has followed a similar approach to compensation in 2017. The Compensation Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs.

Compensation Committee Report

The Compensation Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. The Compensation Committee believes that the Company has no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on the Company. Based on the review and discussion, the Compensation Committee recommended to our Board that the CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE
Iain J. G. Napier (Chairman)	H. Sanford Riley	Douglas D. Tough
Mary Lynn Ferguson-McHugh

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2016 and, where applicable, 2015 and 2014 for our CEO, CFOs and the three other most highly compensated executive officers who were serving at the end of 2016.

							Change in
							Pension
							Value and
							Non-qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation		All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings		Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)		($)	($)
Mark R. Hunter(1), (2), (10), (11) President and CEO	2016	1,066,667	—	3,530,311	901,631	1,597,867	1,684,849		148,089	8,929,414
	2015	916,667	—	2,722,725	700,007	1,633,500		(10)	228,514	6,062,056
	2014	578,670	—	781,244	200,007	686,072	1,198,974		359,178	3,804,145
Tracey I. Joubert(6), (11) Chief Financial Officer	2016	575,613	—	1,833,750	863,743	505,831	12,280		98,817	3,890,034
Mauricio R. Restrepo(5), (11) Chief Financial Officer (former)	2016	362,008	450,000	2,800,148	500,008	—	—		235,200	4,347,364
David A. Heede(3), (4), (10), (11) CFO (Interim)	2016	282,442	—	268,123	—	147,772	1,093,085		173,393	1,964,815
	2015	332,297	—	236,478	—	173,085		(10)	140,453	791,227
Gavin D.K. Hattersley(6), (7), (10), (11) President and Chief Executive Officer, Miller Coors LLC	2016	927,000	—	2,342,166	779,197	1,345,500	22,442		118,865	5,535,170
	2015	485,745	—	1,166,954	300,011	271,940		(10)	191,374	2,414,250

	2014	582,365	—	859,323	220,008	722,861	4,562		101,911	2,491,030
Peter H. Coors(8), (10), (11) Chief Customer Relations Officer, Vice Chairman of our Board and Chairman of Coors Brewing Company	2016	850,000	—	1,443,174	—	946,426	66,774		432,167	3,738,541
	2015	850,000	—	125,016	—	1,074,060	2,003,890		400,258	4,453,224

	2014	850,000	—	125,063	—	912,900	1,985,773		414,893	4,288,629
Samuel D. Walker(11) Chief Legal and Corporate Affairs Officer	2016	655,400	—	941,515	240,443	525,959	11,697		139,705	2,514,719
	2015	638,349	—	777,992	200,012	608,027	12,733		145,906	2,383,019
	2014	625,832	—	781,244	200,007	736,918	61,423		112,480	2,517,904

(1)	Mr. Hunter became our President and CEO effective January 1, 2015.
(2)	A GBP to USD exchange rate of 1.2340 as of the end of our fiscal year, December 31, 2016, was used to convert Mr. Hunter’s Change in Pension Value and Non-Qualified Deferred Compensation Earnings.
(3)	Mr. Heede first became an NEO in 2015 upon becoming Interim CFO. A GBP to USD exchange rate of 1.2340 as of the end of our fiscal year, December 31, 2016, was used to convert Mr. Heede’s compensation.
(4)	Mr. Heede received secondment pay in 2015 and 2016, in addition to his regular salary, for his role as Interim CFO.
(5)	Mr. Restrepo resigned effective November 17, 2016. He received a sign-on bonus at the time of his hire that included conditional payback terms. As described in the “Recovery of Awards” section beginning on page 62, he was required to payback certain compensation items awarded to him in 2016. Additionally, all of his equity awards were forfeited and he did not earn an incentive bonus.
(6)	Mr. Hattersley and Ms. Joubert were employed by MillerCoors prior to the closing of the Acquisition on October 11, 2016. The table reflects compensation amounts for the full year.
(7)	Mr. Hattersley became President and Chief Executive Officer of MillerCoors on September 8, 2015.
(8)	An IDCP was established for Mr. Coors in 2009. He was also awarded deferred RSUs in 2005. Additional details regarding these plans are provided in the “Non-Qualified Deferred Compensation” section beginning on page 73.
(9)	In 2016, Mr. Coors received 12,000 cash settled RSUs as well as 1,259 RSUs for his services as a director as described in the “Director Compensation” section beginning on page 39.
(10)	For 2015, Messrs. Hunter, Heede, and Hattersley had a decrease in Change in Pension Value and Non-Qualified Deferred Compensation Earnings of $139,357, $91,086, and $1,774 respectively, which are not reported in the table pursuant to applicable SEC rules.
(11)	The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Thrift Plan, the Supplemental Thrift Plan, EFRBS; and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Thrift Plan and the Supplemental Thrift Plan (collectively, the Thrift Plans) are calculated on the same basis for all participants in the relevant plan. The provisions of the Supplemental Thrift Plan and EFRBS are described in the “Non-Qualified Deferred Compensation” section beginning on page 73.

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(a)	The perquisites provided to Mr. Hunter represent executive physical, financial planning, and parking allowance benefits. For Ms. Joubert, the perquisites include executive physical, mobility allowance, and spousal travel benefits. For Mr. Restrepo, the perquisites include financial planning, parking allowance, and relocation in the amount of $193,694. For Mr. Heede, the perquisites include car allowance, product allotment, and interim assignment benefits. For Mr. Hattersley, the perquisites include executive physical, parking allowance, sports tickets, mobility allowance, spousal travel, and relocation in the amount of $44,557. For Mr. Coors, the perquisites include executive physical, financial planning, and parking allowance benefits. For Mr. Walker, the perquisites include financial planning benefits.
(b)	A description of the tax reimbursements and additional “All Other Compensation” received by the NEOs in 2016 is set forth below:

		Contributions	Life		Board of
	Tax	to the Thrift and	Insurance		Director
	Reimbursements	EFRBS plans	Premiums	Other	Fees
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)
Mark R. Hunter	—	127,607	6,582	—	—
Tracey I. Joubert	6,992	76,390	2,323	—	—
Mauricio R. Restrepo	10,075	21,981	3,750	—	—
David A. Heede	—	79,277	—	60,782	—
Gavin D.K. Hattersley	22,822	25,466	—	—	—
Peter H. Coors	—	173,165	55,443	—	189,704
Samuel D. Walker	—	113,708	15,997	—	—

(1)	The values reported reflect (i) tax reimbursements related to spousal travel in conjunction with attendance at the annual MillerCoors distributor conference for Ms. Joubert and Mr. Hattersley, and (ii) relocation tax reimbursements paid to Messers. Restrepo and Hattersley with respect to our Relocation Policy, which is available to all employee participants. Mr. Restrepo resigned effective November 17, 2016. As described in the “Recovery of Awards” section beginning on page 62, and he was required to payback certain compensation items awarded to him in 2016, including his relocation tax reimbursement.
(2)	We make direct and matching contributions for Ms. Joubert and Messrs. Restrepo, Hattersley, Coors and Walker under the Thrift Plans, as applicable, on the same terms and using the same formula as other participating employees. For Messrs. Hunter and Heede, our contributions to the EFRBS reflect a supplemental contribution, that cannot be credited in a tax favorable way under our tax approved U.K. pension plan. The amounts reflected in the table above represent the following:

Name	Contribution Amounts
Mark R. Hunter	$127,607 to the EFRBS
Tracey I. Joubert	$23,850 to the Thrift Plan and $52,540 to the Supplemental Thrift Plan
Mauricio R. Restrepo	$13,250 to the Thrift Plan and $8,731 to the Supplemental Thrift Plan
David A. Heede	$79,277 to the EFRBS
Gavin D.K. Hattersley	$23,850 to the Thrift Plan and $1,616 to the Supplemental Thrift Plan
Peter H. Coors	$23,850 to the Thrift Plan and $149,315 to the Supplemental Thrift Plan
Samuel Walker	$23,850 to the Thrift Plan and $89,858 to the Supplemental Thrift Plan

(3)	We provide life insurance to all U.S. employees. For Messrs. Hunter, Coors, and Walker, the coverage is equal to eight times their salary. For Ms. Joubert and Mr. Hattersley, the coverage is equal to two times their salary. Mr. Restrepo resigned effective November 17, 2016. None of the NEOs are eligible for a tax reimbursement related to this benefit.
(4)	Mr. Heede was provided a stipend in the amount of $60,659 for his role as Interim CFO.
(5)	As described in the “Director Compensation” section beginning on page 39, in 2016, Mr. Coors received a cash retainer in the amount of $100,000, Vice Chairman of our Board fees in the amount of $75,000 and earned RSU dividend equivalents of $14,704.

STOCK AWARDS

The amount in the “Stock Awards” column is the aggregate grant date fair value of stock awards granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. The stock awards granted to the NEOs consisted of PSUs and RSUs and are described in the “CD&A” section beginning on page 47.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan, the material provisions of which are described in the “Long-Term Incentives” section beginning on page 57. In calculating the number of PSUs and RSUs, the Compensation Committee uses the closing date stock price on the award date. The grant date fair value of the PSUs were calculated based on the achievement of target performance, as follows: $2,252,749 for Mr. Hunter, $537,751 for Ms. Joubert, $0 for Mr. Restrepo, $86,418 for Mr. Heede, $1,680,246 for Mr. Hattersley, $0 for Mr. Coors, and $600,763 for Mr. Walker. For 2016, the grant date fair value, assuming the highest level of payout for PSUs, would be as follows: $4,505,498 for Mr. Hunter, $1,075,502 for Ms. Joubert, $0 for Mr. Restrepo, $172,836 for Mr. Heede, $3,360,492 for Mr. Hattersley, $0 for Mr. Coors, and $1,201,526 for Mr. Walker.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, a NEO realizes value is dependent on a number of factors including, our performance, stock price, relative TSR, PACC and the NEOs continued employment.

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OPTION AWARDS

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. The stock option awards granted to the NEOs are described in the “CD&A” in the section beginning on page 47.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

NON-EQUITY INCENTIVE PLAN COMPENSATION

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent amounts earned by the NEOs under the applicable annual incentive plan as explained in the “CD&A” section beginning on page 47.

CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plan for Molson Coors UK and MillerCoors and the BEP (which supplements the MillerCoors LLC Pension Plan), and above market interest on the IDCP.

Grants of Plan Based Awards for 2016

The following table provides information for each of our NEOs regarding annual and long-term incentive award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Plans during fiscal year 2016.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Type of Grant	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark R. Hunter	3/9/2016	RSUs							14,937			1,277,562
	3/9/2016	Perf. Share Units				13,941	24,895	49,790				2,252,749

		Stk.								54,152	90.38	901,631
	3/9/2016	Options
	2016	MCIP	1,243,947	1,493,334	2,986,668
Tracey I. Joubert(1)	10/11/2016	RSUs							2,024			218,410
	10/11/2016	RSUs							1,915			206,648
	10/11/2016	RSUs							1,963			211,827
	10/11/2016	PSUs Converted to RSUs							2,278			245,819
	10/11/2016	PSUs Converted to RSUs							3,830			413,295
	10/11/2016	Perf. Share Units				2,836	5,065	10,130				537,751
	10/11/2016	Stk. Options								3,303	73.08	139,420
	10/11/2016	Stk. Options								1,399	67.26	59,052

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			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Type of Grant	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
	10/11/2016	Stk. Options								2,771	54.53	116,964
	10/11/2016	Stk. Options								2,782	86.45	117,428
	10/11/2016	Stk. Options								4,301	73	181,545
	10/11/2016	Stk. Options								5,907	84.14	249,334
	2016	STI	406,088	487,500	975,000
Mauricio R. Restrepo(2)	5/25/2016	RSUs							5,029			500,033
	5/25/2016	RSUs							11,064			1,100,094
	5/25/2016	RSUs							12,069			1,200,021
	5/25/2016	Stk. Options								27,293	99.43	500,008
	2016	MCIP	—	—	—
David A. Heede	3/9/2016	RSUs							955			81,681
	6/1/2016	RSUs							979			100,024
	3/9/2016	Perf. Share Units				535	955	1,910				86,418
	2016	MCIP	91,261	109,557	219,113
Gavin D.K. Hattersley(1)	10/11/2016	RSUs							6,134			661,920
	10/11/2016	Perf. Share Units				8,863	15,826	31,652				1,680,246
	10/11/2016	Stk. Options								18,460	84.14	779,197
	2016	STI	974,610	1,170,000	2,340,000
Peter H. Coors(3)	5/26/2016	Dir. RSUs							1,259			125,094
	10/11/2016	Cash RSUs							12,000			1,318,080
	2016	MCIP	656,978	788,689	1,577,377
Samuel D. Walker	3/9/2016	RSUs							3,984			340,752
	3/9/2016	Perf. Share Units				3,718	6,639	13,278				600,763
	3/9/2016	Stk. Options								14,441	90.38	240,443
	2016	MCIP	409,461	491,550	983,100

(1)	The awards granted to Ms. Joubert and Mr. Hattersley were previously granted under the MillerCoors Incentive plan and converted to MCBC awards upon the Acquisition as described in the “Long Term Incentives” section beginning on page 57.
(2)	Mr. Restrepo resigned effective November 17, 2016, and all of his equity awards were forfeited as of such date.
(3)	In 2016, Mr. Coors received cash settled RSUs as well as awards received for his services as a director as described in the “Director Compensation” section beginning on page 39.

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ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS

The amounts represent a range of possible awards made under the applicable 2016 annual incentive plans to each of the NEOs as described in the section beginning on page 56 entitled “2016 Annual Incentive Results” of the CD&A. Actual payments under the MCIP and STI plans have already been determined and were paid to NEOs in March 2017, and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” section beginning on page 64.

ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS

The awards represent PSUs granted in 2016 under the Incentive Plan. The performance period for the PSUs is the beginning of the 2016 fiscal year through the end of the 2018 fiscal year. The grant date fair value at target payout is included in the “Stock Awards” column of the “Summary Compensation Table” section beginning on page 64. For a discussion of the PSU awards for 2016, see the “CD&A” section beginning on page 47.

ALL OTHER STOCK AWARDS; NUMBER OF SHARES OR STOCK UNITS

The awards represent RSUs granted in 2016 under the Incentive Plan for all NEOs. The RSUs granted on March 9, 2016 for all NEOs vest on the third anniversary of the grant date. The grant date fair value is included in the “Stock Awards” column of the “Summary Compensation Table”. For a discussion of the RSUs granted in 2016, see the “CD&A” section beginning on page 47.

ALL OTHER OPTION AWARDS (STOCK OPTIONS)

The awards represent stock options granted in 2016 to NEOs under the Incentive Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date. For a discussion of the stock options granted in 2016, see the “CD&A” section beginning on page 47.

ANNUAL INCENTIVES

We maintain the MCIP which is administered under the Incentive Plan. The Compensation Committee may designate one or more criteria from the list outlined in the Incentive Plan. Target annual incentives are established for each participant. Under the 2016 design, no payments can be made under the Incentive Plan unless a minimum level of performance is achieved, and no payments can exceed 200% of the target amount.

LONG-TERM INCENTIVES

Stock Options

We have outstanding options under the Incentive Plan. The Incentive Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

Under the Incentive Plan, vesting accelerates in connection with a change in control and for retirement eligible employees who terminate for certain events. In all other cases, unvested stock options are forfeited.

RSUs

We have outstanding RSUs under the Incentive Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.

A participant has no voting rights with respect to any RSUs granted. The Company may provide for dividend equivalents to be credited with respect to any RSUs granted, but has not done so.

In the event of death or disability, or for retirement eligible employees who terminate, RSU vesting is accelerated on a pro-rata basis. In the event of a change in control, all RSUs vest.

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PSUs

We have outstanding PSUs under the Incentive Plan. In connection with the grant of PSUs, the Compensation Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

The form and timing of payment of earned PSUs and performance shares shall be determined by the Compensation Committee. The Compensation Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation Committee.

In the event of death or disability, or for retirement eligible employees who terminate, PSUs vesting is accelerated on a pro-rata basis based on final performance at the end of the vesting period. In the event of a change in control, PSUs vest and are paid at 120% of target.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2016. The year-end values set forth in the table are based on the $97.31 closing price for the Class B common stock on December 30, 2016, the last trading day of the fiscal year.

	Option Awards				Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plan Awards:
					Number		Plan Awards:	Market or
					of Shares	Market	Number of	Payout Value
	Number of	Number of			or Units	Value of	Unearned	of Unearned
	Securities	Securities			Number	Shares or	Shares, Units,	Shares, Units
	Underlying	Underlying	Option		That	Units That	or Other	or Other
	Unexercised	Unexercised	Exercise	Option	Have Not	Have Not	Rights That	Rights That
	Options (#)	Options (#)	Price	Expiration	Vested	Vested	Have Not	Have Not
Name	Exercisable(a)	Unexercisable(b)	($)(c)	Date(d)	(#)(e)	($)(f)	Vested (#)(g)	Vested ($)(h)
Mark R. Hunter	—	—	—	—	5,152	501,341	—	—
	—	—	—	—	14,036	1,365,843	—	—
	—	—	—	—	14,937	1,453,519	—	—
	—	—	—	—	—	—	4,809	467,964
	—	—	—	—	—	—	13,101	1,274,858
	—	—	—	—	—	—	13,942	1,356,696
	24,531	—	57.76	05/15/18	—	—	—	—
	11,287	—	42.02	05/14/19	—	—	—	—
	10,587	—	43.13	03/15/20	—	—	—	—
	20,301	—	42.78	03/12/22	—	—	—	—
	23,838	—	45.22	03/04/23	—	—	—	—
	10,433	5,217	58.24	03/07/24	—	—	—	—
	16,691	33,381	74.81	03/09/25	—	—	—	—
	—	54,152	90.38	03/09/26	—	—	—	—
Tracey I. Joubert	—	—	—	—	1,915	186,349	—	—
	—	—	—	—	3,830	372,697	—	—
	—	—	—	—	1,963	191,020	—	—
	—	—	—	—	—	—	10,130	985,750
	3,303	—	73.08	01/01/22	—	—	—	—
	2,771	—	54.53	02/13/24	—	—	—	—
	1,399	—	67.26	02/13/24
	—	4,301	73.00	02/11/25
	—	2,782	86.45	02/11/25	—	—	—	—
	—	5,907	84.14	02/12/26	—	—	—	—
Mauricio R. Restrepo	—	—	—	—	—	—	—	—
David A. Heede	—	—	—	—	2,190	213,109	—	—
	—	—	—	—	1,638	159,394	—	—

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	Option Awards				Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plan Awards:
					Number		Plan Awards:	Market or
					of Shares	Market	Number of	Payout Value
	Number of	Number of			or Units	Value of	Unearned	of Unearned
	Securities	Securities			Number	Shares or	Shares, Units,	Shares, Units
	Underlying	Underlying	Option		That	Units That	or Other	or Other
	Unexercised	Unexercised	Exercise	Option	Have Not	Have Not	Rights That	Rights That
	Options (#)	Options (#)	Price	Expiration	Vested	Vested	Have Not	Have Not
Name	Exercisable(a)	Unexercisable(b)	($)(c)	Date(d)	(#)(e)	($)(f)	Vested (#)(g)	Vested ($)(h)
	—	—	—	—	955	92,931	—	—
	—	—	—	—	979	95,266	—	—
	—	—	—	—	—	—	1,227	119,399
	—	—	—	—	—	—	918	89,331
	—	—	—	—	—	—	535	52,061
Gavin D. K. Hattersley	—	—	—	—	5,667	551,456	—	—
	—	—	—	—	6,016	585,417	—	—
	—	—	—	—	6,134	596,900	—	—
	—	—	—	—	—	—	5,289	514,673
	—	—	—	—	—	—	5,615	546,396
	—	—	—	—	—	—	31,652	3,080,056
	11,477	5,738	58.24	03/07/24	—	—	—	—
	7,154	14,306	74.81	03/07/25	—	—	—	—
	—	18,460	84.14	02/12/26	—	—	—	—
Peter H. Coors(1)	—	—	—	—	1,905	185,376	—	—
	—	—	—	—	1,670	162,508	—	—
	—	—	—	—	1,259	122,513	—	—
	—	—	—	—	12,000	1,167,720	—	—
	77,520	—	57.76	05/15/18	—	—	—	—
	77,520	—	42.02	05/14/19	—	—	—	—
	73,395	—	43.13	03/15/20	—	—	—	—
Samuel D. Walker	—	—	—	—	5,152	501,341	—	—
	—	—	—	—	4,011	390,310	—	—
	—	—	—	—	3,984	387,683	—	—
	—	—	—	—	—	—	4,809	467,964
	—	—	—	—	—	—	3,744	364,329
	—	—	—	—	—	—	3,718	361,799
	10,433	5,217	58.24	03/07/24	—	—	—	—
	4,769	9,538	74.81	03/09/25	—	—	—	—
	—	14,441	90.38	03/09/26	—	—	—	—
(a)	This column includes SOSARs, SARs and stock options that have vested and have not been exercised. SOSARs, SARs and stock options generally vest in equal annual installments over a three year period, subject to acceleration of vesting in the event of a change in control or certain termination events. We have not granted new SOSARs to NEOs since 2008. Ms. Joubert and Mr. Hattersley had SARs converted to stock options as part of the Acquisition on October 11, 2016.
(b)	This column includes stock options that have not vested.
(c)	This column indicates the stock option and SOSARs strike price.
(d)	This column indicates the expiration date for stock options and SOSARs which is ten years from the date of grant.
(e)	This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events.
(f)	Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $97.31 for Class B common stock on December 30, 2016.
(g)	This column represents unvested PSUs at the value the awards will pay assuming threshold performance. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout may be more or less depending on final performance. For Ms. Joubert and Mr. Hattersley, the values (10,130 and 31,652, respectively) in the table reflects 200% of the initial target because the performance period for these awards has concluded and calculated at 200% of the initial target.
(h)	The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $97.31 for Class B common stock on December 30, 2016. The final payout may be more or less depending on final performance.
(1)	Mr. Coors received SOSARs and Option Awards in 2008 through 2010 as employee compensation. These awards are in addition to his service as director as described in the “Director Compensation” section beginning on page 39.

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Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2016.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise(1)	Acquired on Vesting	on Vesting(1)
Name	(#)	($)	(#)	($)
Mark R. Hunter	10,794	585,143
			6,635	598,610
			9,422	850,053
Tracey I. Joubert(2)	9,670	578,266
	5,540	270,352
	2,150	65,210
	5,954	109,331
	5,201	127,612
	2,585	34,255
			14,939	222,442
Mauricio R. Restrepo	—	—	—	—
David A. Heede	1,374	73,289
	7,624	315,405
			2,655	239,534
			2,263	204,168
Gavin D.K. Hattersley	23,838	1,244,117
			6,635	598,610
			9,422	850,053
Peter H. Coors(3)	67,152	2,718,313
	33,576	1,848,695
			1,959	196,292
Samuel D. Walker	18,760	1,090,680
	16,698	945,054
	41,408	1,865,735
	24,361	1,053,120
	15,892	680,602
	7,946	433,807
			6,635	598,610
			2,891	280,282
			9,422	850,053

(1)	For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option.
(2)	For Ms. Joubert, the options exercised (5,954, 5,201, and 2,585) were SABMiller SARs with a value on exercise date of GBP 44.65. A GBP to USD exchange rate of 1.4357 was used to convert the payout at the time of exercise.
(3)	The Option Awards exercised in 2016 for Mr. Coors are described in the “Summary Compensation Table” beginning on page 64. The Stock Awards vested in 2016 were for his services as director as described in the “Director Compensation” section beginning on page 39.

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Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

		Number of	Present Value of	Payments
		Years Credited	Accumulated	During Last
		Service	Benefits	Fiscal Year
Name	Plan Name	(#)(1)	($)	($)
Mark R. Hunter	U.K. Pension Plan	19	6,780,687	—
David A. Heede	U.K. Pension Plan	24	4,709,324	—
Mauricio R. Restrepo	—	—	—	—
Tracey I. Joubert	MillerCoors LLC Pension Plan	5	177,794	—
	BEP	5	59,565	—
Gavin D.K. Hattersley	MillerCoors LLC Pension Plan	5	219,551	—
	BEP	5	312,539	—
Peter H. Coors	MillerCoors LLC Pension Plan	45	1,604,999	—
Samuel D. Walker	MillerCoors LLC Pension Plan	6	211,649	—

(1)	Actual years of service differ as follows: Mr. Hunter (28 years); Mr. Heede (38 years); Ms. Joubert (19 years); Mr. Hattersley (20 years); Mr. Coors (47 years); and Mr. Walker (14 years).

U.S. PENSION

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors. During 2009, we converted our SERP and excess benefit plan into the Supplemental Thrift Plan. The Supplemental Thrift Plan is described in the following section “Nonqualified Deferred Compensation”.

The qualified balances for Messrs. Coors, Hattersley, and Walker and Ms. Joubert are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2016) using an assumed retirement age of current age for Mr. Coors, age 60 for Mr. Hattersley and Ms. Joubert, age 62 for Mr. Walker and a discount rate of 3.80%.

Ms. Joubert and Mr. Hattersley participate in the Benefit Equalization Plan (BEP) which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the MillerCoors Pension Plan is limited due to the IRS code section 401(a) limit on the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP.

The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the MillerCoors LLC Pension Plan. Ms. Joubert and Mr. Hattersley were impacted by the plan freeze.

U.K. PENSION

Effective April 1, 2009, we froze our U.K. defined benefit plan for all employees. For Messrs. Hunter and Heede, the rate of accrual was 1/45th per year of service. Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach.” Normal retirement age for executive participants is age 60. Messrs. Hunter and Heede ceased accruing additional benefits once the plan was frozen.

The qualified balances for Messrs. Hunter and Heede are displayed in the table above. The present value of accumulated benefits for the U.K. qualified pension plan is shown (through December 31, 2016) using an assumed retirement age of 60, a discount rate of 2.65%, a price inflation rate of 3.20%, and pension increases which are assumed to be 3.10% for pre-April 2006 contributions and 2.55% for post-April 2006 contributions. A GBP to USD exchange rate of 1.2340 as of our fiscal year ended December 31, 2016 was used to convert the pension values, which were £5,494,884 for Mr. Hunter and £3,816,308 for Mr. Heede.

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Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding aggregate executive and Company contributions and aggregate earnings (on the entire account balance) accrued during 2016, as well as year-end account balances under the deferred compensation plans.

		Executive	Company	Aggregate		Aggregate
		Contributions	Contributions	Earnings in	Aggregate	Balance at
		in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/	Last Fiscal
		Year-End	Year-End(1)	Year-End(2)	Distributions	Year-End
Name	Plan	($)	($)	($)	($)	($)
Mark R. Hunter	Individual EFRBS	—	127,607	239,930	—	1,216,761
Tracey I. Joubert	Supplemental Thrift	—	52,540	38,793	—	324,480
Mauricio R. Restrepo	Supplemental Thrift	—	8,731	147	—	8,878
David A. Heede	Individual EFRBS	—	79,277	136,411	—	729,144
Gavin D.K. Hattersley	Supplemental Thrift	—	1,616	41,485	—	636,793
Peter H. Coors	Supplemental Thrift	—	149,315	93,577	—	1,147,637
	IDCP	—	—	394,780	—	10,264,268
	Deferred RSUs	—	—	402,400	—	7,784,800
Samuel D. Walker	Supplemental Thrift	—	89,858	61,191	—	989,426
(1)	Company Contributions in the Last Fiscal Year to the Thrift Plans and EFRBS are reflected in the “Summary Compensation Table” on page 64 in the “All Other Compensation” column.
(2)	Aggregate Earnings in the Last Fiscal Year are reflected in the “Summary Compensation Table” on page 64 in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column.

THE SUPPLEMENTAL THRIFT PLAN FOR U.S. PARTICIPANTS

The Supplemental Thrift Plan makes employees whole when Section 401(k) of the Code limits the Company contributions that otherwise would be credited to them under the Thrift Plan. In 2016, Company contributions to the Thrift Plan could only be made on eligible compensation up to $270,000. We make up for amounts that cannot be credited under the Thrift Plan by crediting the employee with the Company contributions in the Supplemental Thrift Plan. Participants are immediately vested in their Supplemental Thrift Plan benefit. Employees are not permitted to make contributions to the Supplemental Thrift Plan and may not withdraw funds until they separate from the Company. Upon separation from the Company, plan balances are paid in a lump sum cash payment.

ADDITIONAL DEFERRED COMPENSATION PLANS

Messrs. Hunter and Heede’s individual EFRBS is a defined contribution individual EFRBS and is designed to address the GBP 1,000,000 limit on pension account balances under U.K. tax law. We make up for amounts that cannot be credited in a tax favorable way under our tax approved U.K. Pension Plan through notional contributions to the individual EFRBS. Messrs. Hunter and Heede may not make contributions to the plan, are fully vested in this plan, and will receive benefits in the form of a lump sum payment upon retirement from the Company, as defined under each individual EFRBS agreement. The EFRBS is an unfunded arrangement whereby earnings mirror those of the Company’s tax approved U.K. pension arrangement. Messrs. Hunter and Heede are free to direct the notional investment of the notional fund in-line with the options available under the Company’s tax approved U.K. pension arrangement. The benefit, when paid, will be subject to U.K. Income Tax and may be subject to U.K. National Insurance Contributions.

Mr. Coors’ IDCP is an agreement we entered into with him in 2009 to replace his previous non-qualified Molson Coors Brewing Company Excess Benefit Plan and Salary Continuation Plan. The IDCP is an unfunded, non-qualified deferred compensation plan, which had an initial notional balance of $7,500,000 as of January 1, 2009, and which accumulates interest at a rate of 4% per annum (as represented by the “Aggregate Earnings in Last Fiscal Year” column). Upon separation from the Company, the plan balance is paid in a lump sum cash payment.

Mr. Coors’ deferred RSUs were awarded to him under the Incentive Plan in 2005 and vested 20% ratably over the ensuing 5 years. Upon vesting, the shares, and any earned dividends, are deferred until Mr. Coors separates from the Company. The “Aggregate Earnings in the Last Fiscal Year” column represents the increase in value of deferred dividend payments plus the number of deferred shares times the change in our stock price from December 23, 2014 ($74.52) to December 30, 2016 ($97.31). The “Aggregate Balance at Last Fiscal Year-End” column represents the number of deferred shares times the value of our Class B common stock as of December 30, 2016.

Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” on page 64 for 2016, 2015 and 2014.

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			Previously	Previously
		Reported	Reported	Reported
		for 2016	for 2015	for 2014	Total
Name	Plan	($)	($)	($)	($)
Mark R. Hunter	Individual EFRBS	367,538	169,973	190,289	727,800
Tracey I. Joubert	Supplemental Thrift	91,333	n/a	n/a	91,333
Mauricio R. Restrepo	Supplemental Thrift	8,878	n/a	n/a	8,878
David A. Heede	Individual EFRBS	215,689	100,902	n/a	316,591
Gavin D.K. Hattersley	Supplemental Thrift	43,101	83,150	63,996	190,247
Peter H. Coors	Supplemental Thrift	242,892	75,906	162,623	481,421
	IDCP	394,780	379,596	364,996	1,139,372
	Deferred RSUs	402,400	1,683,200	1,588,000	3,673,600
Samuel D. Walker	Supplemental Thrift	151,049	112,657	124,363	388,069

Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2016, and the value of the Class B common stock was the December 30, 2016 closing market price of $97.31. The amounts do not include benefits earned or vested on or before December 31, 2016, or benefits provided under insurance or regular programs generally available to salaried employees.

VOLUNTARY SEPARATION OR RETIREMENT

			Acceleration of	Acceleration of
	Severance	Benefits and	Vesting of Stock	Vesting of	Pension
	Payments	Perquisites	Options	RSUs/PSUs	Enhancements
Name	($)	($)	($)	($)	($)
Mark R. Hunter	—	—	—	—	—
Tracey I. Joubert	—	—	—	—	—
Mauricio R. Restrepo	—	—	—	—	—
David A. Heede	—	—	—	554,083	—
Gavin D.K. Hattersley	—	—	—	—	—
Peter H. Coors	—	—	—	—	—
Samuel D. Walker	—	—	518,509	1,584,012	—

Messrs. Heede and Walker are retirement eligible for purposes of the Incentive Plan and entitled to accelerated vesting of all stock options and a pro-rata portion of his PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $97.31, the closing price of the Class B common stock on December 30, 2016); and (ii) the value of the applicable vesting PSUs and RSUs are calculated using the closing price of the Class B common stock on December 30, 2016 was $97.31. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target. Messrs. Hunter and Hattersley and Ms. Joubert are not retirement eligible and would receive no additional payments. Mr. Restrepo resigned on November 17, 2016, and forfeited all equity awards. In 2016, Mr. Coors received cash settled RSUs, however these awards do not have accelerated vesting terms. He does receive equity grants as part of his director compensation, as described in further detail in the “Director Compensation” section beginning on page 39.

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INVOLUNTARY TERMINATION WITHOUT CAUSE

			Acceleration of	Acceleration of
	Severance	Benefits and	Vesting of Stock	Vesting of	Pension
	Payments	Perquisites	Options	RSUs/PSUs	Enhancements
Name	($)	($)	($)	($)	($)
Mark R. Hunter	1,100,000	12,675	—	—	—
Tracey I. Joubert	530,000	18,471	—	—	—
Mauricio R. Restrepo	—	—	—	—	—
David A. Heede	283,832	7,593	—	—	—
Gavin D.K. Hattersley	936,000	18,128	—	—	—
Peter H. Coors	5,389,680	637,500	—	—	—
Samuel D. Walker	530,000	17,851	—	—	—

The amounts for Messrs. Hunter, Heede, Hattersley and Coors are pursuant to the terms of their respective employment agreements. For Ms. Joubert and Mr. Walker, the amounts reflect the terms of the Company’s Severance Pay Plan. Mr. Restrepo resigned effective November 17, 2016.

TERMINATION FOR CAUSE

No amounts are paid if the NEO is terminated for cause.

DISABILITY/DEATH

			Acceleration of	Acceleration of
	Severance	Benefits and	Vesting of Stock	Vesting of	Pension
	Payments	Perquisites	Options	RSUs/PSUs	Enhancements
Name	($)	($)	($)	($)	($)
Mark R. Hunter	—	—	—	4,785,511	—
Tracey I. Joubert	—	—	—	1,484,269	—
Mauricio R. Restrepo	—	—	—	—	—
David A. Heede	—	—	—	554,083	—
Gavin D.K. Hattersley	—	—	—	2,924,457	—
Peter H. Coors	—	—	—	—	—
Samuel D. Walker	—	—	—	1,584,012	—

The amounts in the table reflect the pro-rata value of RSUs and PSUs. PSUs are still subject to the Company meeting the applicable performance requirement. The table assumes performance at target. Mr. Coors received cash settled RSUs, however these awards do not have accelerated vesting terms. He does receive equity grants as part of his director compensation, as described in further detail in the “Director Compensation” section beginning on page 39.

CHANGE IN CONTROL

			Acceleration of	Acceleration of
	Severance	Benefits and	Vesting of Stock	Vesting of	Pension	Excise Tax
	Payments	Perquisites	Options	RSUs/PSUs	Enhancements	Gross-ups
Name	($)	($)	($)	($)	($)	($)
Mark R. Hunter	7,920,000	44,012	1,330,174	7,040,125	—	none
Tracey I. Joubert	650,000	52,706	212,565	1,932,966	—	none
Mauricio R. Restrepo	—	—	—	—	—	none
David A. Heede	283,832	7,593	—	873,649	—	none
Gavin D.K. Hattersley	6,318,000	52,193	789,187	6,703,122	—	none
Peter H. Coors	—	—	—	—	—	none
Samuel D. Walker	3,474,584	51,776	518,509	2,712,244	—	none

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The amounts in the table above, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $97.31, the closing price of the Class B common stock on December 30, 2016); and (ii) the value of PSUs and RSUs using $97.31 the closing price of the Class B common stock on December 30, 2016. The value of the PSUs is calculated assuming performance at 120% of target.

CHANGE IN CONTROL PROGRAM

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

A lump sum payment of the sum of salary and target annual bonus times the applicable multiplier (3x for the NEOs);

A pro-rata annual bonus at target covering the performance year in which the employee is terminated due to a change in control;

For executives participating in a U.S. health plan, the ability to continue health coverage under the COBRA, for a period of 18 months, at the same cost sharing level as active employees. For non-U.S. executives, continued Company provided health coverage for a period of 12 months;

Up to 12 months of outplacement services;

Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs at 120% of target, with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and

Mr. Hunter forfeited his right to receive an excise tax gross-up under our CIC Program upon becoming President and CEO on January 1, 2015.

Mr. Restrepo resigned effective November 17, 2016.

Ms. Joubert and Mr. Heede are not eligible for benefits under the CIC Program. Under our Severance Pay Plan for senior level executives, each would receive continuation of pay equal to 12 months’ of salary including insured benefits and perquisites through the severance period. Mr. Heede was not subject to IRS regulations, as his primary residence in 2016 was in the U.K.

For Mr. Hattersley, any eligibility for CIC benefits are pursuant to the terms of his employment agreement signed in 2015.

Mr. Coors does not participate in the CIC Program.

For Mr. Walker, in the event that the payment under the CIC Program results in an imposition of an excise tax under Section 4999 of the Code, we have agreed to reimburse the executive for the cost of the additional tax, plus any necessary tax gross-up.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if we fail to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

For purposes of the CIC Program, a change in control will occur if:

i.	an individual or group acquires voting stock of the Company sufficient to have more voting power than the Voting Trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

ii.	Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

iii.	a merger or other business combination occurs, unless following such merger or combination:

(a)	the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)	at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A Common Stock and the Class  A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust agreements combining their voting power over the Class A Common Stock and Class A Exchangeable Shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of us. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

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Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control” on page 74.

We entered into a new employment agreement with Mr. Hunter upon his appointment as our President and Chief Executive Officer effective January 1, 2015. In connection with his appointment, the excise tax gross-up benefit to Mr. Hunter under the CIC Program was eliminated.

We entered into a Director’s Service Agreement with Mr. Heede effective as of March 17, 2008. His Director’s Service Agreement provides that, if we involuntary terminate his employment other than for cause, we are required to give Mr. Heede 12 months’ notice, or pay and benefits in lieu of notice. This mirrors our Severance Pay Plan for senior level executives.

Effective as of September 8, 2015, MillerCoors entered into an executive employment agreement with Mr. Hattersley when he became chief executive officer of MillerCoors. The initial term of the agreement extends to December 31, 2018, with automatic annual renewals, subject to certain termination rights of either party. Pursuant to the agreement, Mr. Hattersley is: (i) entitled to a minimum base salary of $900,000; (ii) entitled to retain incentive awards that predate September 8, 2015, but had not vested as of such date; and (iii) is eligible to participate in various benefit, deferred compensation and perquisite plans and programs made available generally to senior executives of MillerCoors; provided that, Mr. Hattersley received the benefit of prior service going back to January 31, 1997, for purposes of the service requirement under MillerCoors’ retiree plan. His agreement also provides that if MillerCoors terminates his employment other than for cause he is eligible to receive 52 weeks of severance and health insurance and benefits under the MillerCoors’ severance pay plan, or, if such plan is terminated, an amount equal to his annual salary plus reimbursement for certain costs related to continued COBRA coverage. Mr. Hattersley’s agreement also has a double-trigger change in control provision. The first trigger depends on a change in control of MillerCoors or Molson Coors and was not triggered by the Acquisition. The second trigger depends on criteria similar to those described in our CIC program. If the double-trigger criteria are met, in lieu of the severance payments described in the previous sentence, MillerCoors is required to, among other things: (i) pay Mr. Hattersley a lump sum cash amount equal to (A) his pro rata portion of his target annual bonus for the year of termination plus (B) three times his annual base salary and his target bonus for the year of termination or the year prior, whichever is greater; (ii) reimburse certain costs related to continued COBRA coverage; and (iii) provide outplacement services.

We entered into a new employment agreement with Mr. Coors effective as of the closing of the Acquisition when he became our Chief Customer Relations Officer. The new employment agreement has a fixed term concluding thirty-six months after October 11, 2016, and superseded Mr. Coors’s previous employment agreement. Pursuant to the new agreement, (i) Mr. Coors is entitled to receive a base salary of $750,000 in the first twelve months, $650,000 in the second twelve months, and $550,000 in the third twelve months following the effective date of the agreement, (ii) Mr. Coors will not be eligible to participate in our MCIP or LTIP compensation plans; however, he will remain eligible for equity incentive awards relating to his service on our Board, (iii) Mr. Coors remained eligible to receive a prorated MCIP award based on his service in 2016 as the chairman of MillerCoors, (iv) Mr. Coors received 12,000 cash-settled RSUs, which will vest in equal installments on each of December 31, 2017, 2018 and 2019, and (v) Mr. Coors will also be eligible to continue to participate in our benefit plans. His agreement also provides that, if we involuntarily terminate his employment other than for cause, we are required to pay him a lump sum cash payment equal to the lesser of his then current base salary through twelve months from the date of termination and, if termination of employment occurs during the 3rd twelve-month period of his agreement, his then-current base salary through the conclusion of the 3rd twelve-month period. His RSUs would also accelerate and vest on a prorated basis through the end of the severance payment period.

We entered into a separation and general release agreement with Mr. Restrepo on November 17, 2016, pursuant to which Mr. Restrepo agreed to repay us up to $1,200,000 related to Mr. Restrepo’s sign-on bonus and relocation benefit.

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PROPOSAL NO. 3 —	ADVISORY VOTE TO INDICATE THE PREFERRED FREQUENCY OF THE SAY-ON-PAY VOTE (THE ADVISORY SAY-ON-FREQUENCY VOTE)

Proposal Snapshot
What am I voting on?
Class A Holders are being asked to indicate, on an advisory basis, their preferred frequency of the advisory vote on the compensation of our NEOs.
Voting Recommendation:
Our Board recommends a vote to hold the advisory vote on the compensation of our NEOs EVERY YEAR.

Once every six years, stockholders are required to have the opportunity to vote, on a non-binding, advisory basis, on the future frequency of our advisory vote on executive compensation. This proposal is also referred to as the say-on-frequency vote.

Currently, we hold the say-on-frequency vote every year. At our 2011 annual meeting of stockholders, our Board recommended and a majority of our stockholders voted to hold the say-on-pay vote every three years. However, our Board later determined it was in the best interest of our Company and stockholders to hold the say-on-pay vote every year beginning with our 2013 annual meeting of stockholders. Our Board continues to believe that holding an advisory vote on executive compensation every year is the most appropriate policy for our stockholders at this time.

While our Board recommends that stockholders vote to hold say-on-pay vote every year, the voting options are to hold a say-on-pay vote every year, every 2 or every 3 years. Stockholders may also abstain from voting on this proposal.

Because your vote is advisory, it will not be binding upon our Board. Our Board and Compensation Committee value the opinions expressed by our stockholders and will consider the outcome of the vote when determining the frequency of the say-on-pay vote. However, our Board and Compensation Committee may decide that it is in the best interests of our Company and stockholders to hold the say-on-pay vote more or less frequently than the alternative that has been selected by our stockholders.

The next say-on-frequency vote will occur no later than our annual meeting of stockholders in 2023.

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PROPOSAL NO. 4 —	RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

Proposal Snapshot
What am I voting on?
Class A Holders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Voting Recommendation:
Our Board recommends a vote FOR the ratification of PwC as the Company’s independent registered public accounting firm.

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2017. PwC is considered by management to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2016.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner, and considers whether there should be a regular rotation of the audit firm itself. In conjunction with the mandatory rotation of our lead audit partner, the Audit Committee is directly involved in the selection of the audit firm’s new lead engagement partner. Our current lead audit partner is in the third year of her rotation.

Representatives of PwC are expected to be present at the Annual Meeting to respond to appropriate questions and may make a statement if they so desire.

Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2016 and 2015. Certain fees related to the 2016 fiscal year reflect estimates, however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2016	2015
	(In thousands $)
Audit Fees(1)	5,786	3,644
Audit-Related Fees(2)	937	295
Tax Fees(3)	51	101
All Other Fees(4)	4	4
TOTAL FEES(5)	6,778	4,044
(1)	Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2016 and 2015 included in Form 10-K and the quarterly reviews of our financial statements included in Forms 10-Q, fees related to the Acquisition and fees related to the implementation of a consolidation accounting system in 2016.
(2)	Includes amounts related to pension plan audits, recycling audits and donation fund audits performed in Canada for fiscal years 2016 and 2015 and royalty audits in 2015, as well as fees related to comfort letters issued in connection with debt offerings in 2016 and 2015, an equity offering in 2016 and other miscellaneous audit-related fees in 2015.
(3)	Fees consist of U.K. tax compliance work and other tax services performed for fiscal years 2016 and 2015.
(4)	Fees incurred for subscriptions provided by PwC in 2016 and 2015.
(5)	Fees were translated using the USD exchange rates prevailing when the fees were incurred and billed.

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Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees - Audit Committee” on page 35 and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The Audit Chairman has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2016 and 2015, the Audit Committee (or the Audit Chairman pursuant to the authority delegated) pre-approved all of the services performed by PwC.

If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

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Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the integrity of our financial reporting process and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; and (5) the qualifications, engagement, compensation and performance of the independent registered public accounting firm, its conduct of the annual audit and its engagement for any lawful purpose.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

2016 Audited Financial Statements

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management and PwC. The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication With Audit Committees, and the PCAOB, AU Section 1301, Communications with Audit Committees, and has received the written disclosures and the letter from PWC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2016, as filed with the SEC on February 14, 2017. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2017, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE
Roger G. Eaton (Chairman)	Charles M. Herington	Franklin W. Hobbs	Betty K. DeVita

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Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of March 27, 2017 (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following March 27, 2017, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

	Number of		Percent of	Number of		Percent of
Name of Beneficial Owner	Class A Shares		class (%)(1)	Class B Shares(2)		class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	92.73%	21,522,798	(4)	10.26%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	92.73%	5,830,000	(4)	2.78%
Pentland Securities (1981) Inc.	5,044,534	(3)	92.73%	3,449,600	(5)	1.64%
4280661 Canada Inc.	5,044,534	(3)	92.73%	–
The Vanguard Group	–		–	16,675,228	(6)	7.95%
FMR LLC	–		–	13,250,421	(7)	6.32%
JPMorgan Chase & Co.	–		–	12,357,446	(8)	5.89%
BlackRock, Inc.	–		–	10,598,200	(9)	5.05%
Directors:
Peter H. Coors	2,000	(10)	*	841,375	(10)	*
Peter J. Coors	–		–	3,178	(11)	*
Betty K. DeVita	–		–	153		*
Roger G. Eaton	–		–	11,811	(12)	*
Mary Lynn Ferguson-McHugh	–		–	–		–
Charles M. Herington	–		–	21,457	(13)	*
Franklin W. Hobbs	–		–	49,799	(14)	*
Mark R. Hunter	–		–	204,966	(15)	*
Andrew T. Molson	100	(16)	*	3,454,786	(16)	1.65%
Geoffrey E. Molson	1,632	(17)	*	15,272	(17)	*
Iain J.G. Napier	–		–	15,094	(18)	*
H. Sanford Riley	–		–	43,741	(19)	*
Douglas D. Tough	–		–	5,715	(20)	*
Louis Vachon	–		–	10,209	(21)	*
Management:
Tracey I. Joubert	–		–	17,064	(22)	*
Gavin D.K. Hattersley	–		–	68,124	(23)	*
Samuel D. Walker	–		–	60,955	(24)	*
David A. Heede	–		–	21,650	(25)	*
Mauricio Restrepo	–		–	–		–
All directors and executive officers as a group (24 persons)	3,732	(26)	*	5,440,823	(26)	2.58%
*	Denotes less than 1%
(1)	Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of March 27, 2017, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,439,854 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,878,936 Class A exchangeable shares) and 209,820,856 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 15,093,022 shares of Class B exchangeable shares), in each case, outstanding as of March 27, 2017.
(2)	Includes DSUs held by directors and shares underlying outstanding options/stock appreciation rights currently exercisable or exercisable within 60 days following March 27, 2017 (Current Options), where applicable. Does not include unvested RSUs for retirement eligible executives (except for Mr. Peter H. Coors).

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(3)	Shares of Class A common stock (or shares directly exchangeable for Class A common stock) include beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Coors Trust, due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.
(4)	This information is derived exclusively from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 7, 2017. Shares of Class B common stock beneficially owned by ACC includes 350,000 shares directly owned by ACC, 5,830,000 shares directly held by the Coors Trust and 15,342,798 shares beneficially owned by ACC and as Trustee of other Coors Family Trusts (as defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of 14 members who are various members of the Coors family, including Peter H. Coors and Peter J. Coors. Pursuant to the Operating Agreement of ACC, subject to limited exceptions, sole investment power with respect to each trust is delegated to a trust committee consisting of three to five members of the ACC Board of Directors (each, a Trust Committee). Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 8,331,000 shares of Class B common stock beneficially owned by ACC have been pledged as collateral for the guaranty of the repayment of a loan made by a bank to ACC Financing, LLC, an affiliate of ACC. In addition, 3,135,000 shares of Class B common stock beneficially owned by the Coors Trust are pledged as collateral security for a line of credit for the Coors Trust, and 2,565,000 shares of Class B common stock beneficially owned by the May Kistler Coors Trust are pledged as collateral security for a line of credit for the May Kistler Coors Trust.
(5)	Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 321,000 shares of Class B exchangeable shares are pledged as collateral under an OTC forward contract with an unaffiliated third party buyer as part of a monetization transaction due to settle on December 6, 2019; and (ii) 440,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party as part of a non-revolving loan dated August 12, 2013 in the aggregate principal amount of CDN $25.0 million from a Canadian chartered bank.
(6)	This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2017 reporting on beneficial ownership as of December 31, 2016. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
(7)	This information is derived solely from the Schedule 13G filed by FMR LLC with the SEC on February 14, 2017, reporting on beneficial ownership as of December 31, 2016. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(8)	This information is derived solely from the Schedule 13G/A filed by JPMorgan Chase & Co. with the SEC on January 18, 2017 reporting on beneficial ownership as of December 31, 2016. The address for JPMorgan Chase & Co. is 270 Park Avenue, New York, NY 10017.
(9)	This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 25, 2017, reporting on beneficial ownership as of December 31, 2016. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(10)	Beneficial ownership for Mr. Coors does not include 2,520,000 Class A shares held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts. Mr. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Mr. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, he would beneficially own 46.36% of the Class A common stock, subject to the Voting Agreement. His shares of Class B common stock represent: (i) 227,969 shares held directly by Mr. Coors; (ii) 1,064 shares held by his wife, Marilyn E. Coors; (iii) 150,915 Current Options; (iv) 4,834 unvested RSUs; and (v) 456,593 shares held indirectly by Mr. Coors and Marilyn E. Coors, as trustees of various Peter H. Coors Grantor Retained Annuity Trusts.
(11)	Includes 550 shares of Class B common stock held by Mr. Coors as custodian for his children.
(12)	Includes 7,251 DSUs.
(13)	Includes 16,940 DSUs.
(14)	Includes 18,656 DSUs.
(15)	Includes 157,626 Current Options.
(16)	Includes 186 shares of Class B exchangeable shares held directly by Mr. Molson, 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., and 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Mr. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Mr. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005 between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland.
(17)	Mr. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock indirectly held in a retirement savings plan. His shares of Class B common stock include 1,698 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan.
(18)	Includes 4,329 DSUs.
(19)	Includes 16,560 shares directly exchangeable for Class B common stock and 15,668 DSUs.
(20)	Includes 497 DSUs.
(21)	Includes 7,479 DSUs.
(22)	Includes 14,164 Current Options.
(23)	Includes 37,675 Current Options.
(24)	Includes 30,002 Current Options.
(25)	Includes 8,998 Current Options.
(26)	The group’s beneficial ownership of Class B common stock includes 4,834 unvested RSUs for Mr. Coors, 70,820 DSUs, 842,409 Current Options and 3,468,044 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

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Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and more than 10% stockholders are required under Section 16(a) of the Exchange Act to file with the SEC reports of ownership and changes in ownership in their holdings of our stock. Copies of these reports also must be furnished to us.

Based on an examination of these reports and on written representations provided to us, all such reports were timely filed during 2016 except for:

Form 4 for Peter J. Coors, relating to the restricted stock units (RSUs) received in exchange for 245 RSUs of MillerCoors in connection with the Acquisition; and

Form 4 for H. Sanford Riley, to report a gift of 3,000 shares of our Class B common stock to a charitable organization.

Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Brewing Company

E. Lee Reichert

Deputy Chief Legal Officer and Secretary

April 5, 2017

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MOLSON Coors

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21087-P88108-Z69535 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BREWING COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed, "FOR" Proposals 2 and 4, and "1 YEAR" on Proposal 3.

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Peter H. Coors
02) Peter J. Coors
03) Betty K. DeVita
04) Mary Lynn Ferguson-McHugh
05) Franklin W. Hobbs
06) Mark R. Hunter
07) Andrew T. Molson
08) Geoffrey E. Molson
09) Iain J.G. Napier
10) Douglas D. Tough
11) Louis Vachon

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON PROPOSALS:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-on-Pay).	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the preferred frequency of the advisory vote on the compensation of our named executive officers (Advisory Say-on-Frequency).	☐	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BREWING COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Brewing Company

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 17, 2017

Cut-off Date For Holders of Class A Common Stock of Molson Coors Brewing Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017 and are not voting in person, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2017.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CST Trust Company, as Trustee) no later than 9:00 A.M. EDT on May 15, 2017.

E21088-P88108-Z69535

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Mark R. Hunter and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, held of record by the undersigned at the close of business on March 24, 2017, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 4, AND "1 YEAR" FOR PROPOSAL 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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MOLSON COORS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21089-P88108-Z69535 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BREWING COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-On-Pay).	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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MOLSON COORS BREWING COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Brewing Company

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 17, 2017

Cut-off Date For Holders of Class B Common Stock of Molson Coors Brewing Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017 and are not voting in person, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2017.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CST Trust Company, as Trustee) no later than 9:00 A.M. EDT on May 15, 2017.

Cut-off Date For Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2017.

E21090-P88108-Z69535

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Mark R. Hunter and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, held of record by the undersigned at the close of business on March 24, 2017, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21312-P88109 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BREWING COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed, "FOR" Proposals 2 and 4, and "1 YEAR" on Proposal 3.

VOTE ON DIRECTORS:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Peter H. Coors
02) Peter J. Coors
03) Betty K. DeVita
04) Mary Lynn Ferguson-McHugh
05) Franklin W. Hobbs
06) Mark R. Hunter
07) Andrew T. Molson
08) Geoffrey E. Molson
09) Iain J.G. Napier
10) Douglas D. Tough
11) Louis Vachon

VOTE ON PROPOSALS:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-on-Pay).	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the preferred frequency of the advisory vote on the compensation of our named executive officers (Advisory Say-on-Frequency).	☐	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

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MOLSON COORS BREWING COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Brewing Company

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 17, 2017

Cut-off Date For Holders of Class A Common Stock of Molson Coors Brewing Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017 and are not voting in person, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2017.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CST Trust Company, as Trustee) no later than 9:00 A.M. EDT on May 15, 2017.

E21313-P88109

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Mark R. Hunter and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, held of record by the undersigned at the close of business on March 24, 2017, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 4, AND "1 YEAR" FOR PROPOSAL 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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MOLSON COORS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21314-P88109 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BREWING COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

VOTE ON DIRECTORS:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-On-Pay).	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

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MOLSON COORS BREWING COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Brewing Company

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 17, 2017

Cut-off Date For Holders of Class B Common Stock of Molson Coors Brewing Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017 and are not voting in person, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2017.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CST Trust Company, as Trustee) no later than 9:00 A.M. EDT on May 15, 2017.

Cut-off Date For Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2017.

E21315-P88109

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Mark R. Hunter and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, held of record by the undersigned at the close of business on March 24, 2017, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 17, 2017, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on March 24, 2017, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

V.1.1